                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Federal Realty Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

            [LOGO OF FEDERAL REALTY INVESTMENT TRUST APPEARS HERE]


                                                                 March 31, 1998

Dear Shareholder:

  Please accept my personal invitation to attend our Annual Meeting of Shareholders on Wednesday, May 6, 1998 at 10:00 a.m. This year's meeting will be held at Woodmont Country Club, Rockville, Maryland.

  The business to be conducted at the meeting is set forth in the formal notice that follows. In addition, Management will provide a review of 1997 operating results and discuss the outlook for the future. After the formal presentation, the Trustees and Management will be available to answer any questions that you may have.

  Your vote is important. I urge you to complete, sign and return the enclosed proxy card.

  I look forward to seeing you on May 6.

                                          Sincerely,

                                          /s/ Steven J. Guttman

                                          Steven J. Guttman
                                          President and Chief Executive
                                          Officer

                        FEDERAL REALTY INVESTMENT TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 6, 1998

To Our Shareholders:

  The 1998 Annual Meeting of Shareholders of Federal Realty Investment Trust ("Trust") will be held at Woodmont Country Club, 1201 Rockville Pike, Rockville, Maryland, on Wednesday, May 6, 1998, at 10:00 a.m. for the purpose of considering and acting upon the following:

  1. The election of two Trustees to serve for the ensuing three years.

  2. The approval of the Amendment to the Amended and Restated 1993 Long-Term Incentive Plan ("Amended Plan").

  3. The approval of a stock option award to the Chief Executive Officer.

  4. The transaction of such other business as may properly come before the meeting or any adjournment.

  Shareholders of record at the close of business on March 26, 1998 are entitled to notice of and to vote at the Annual Meeting.

                                          For the Trustees:

                                          /s/ Catherine R. Mack

                                          Catherine R. Mack
                                          Vice President--General
                                          Counsel and Secretary

PLEASE FILL OUT, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY IN WRITING, OR AT THE ANNUAL MEETING IF YOU WISH TO VOTE IN PERSON.

                        FEDERAL REALTY INVESTMENT TRUST
             1626 EAST JEFFERSON STREET, ROCKVILLE, MARYLAND 20852

                                PROXY STATEMENT
                                MARCH 27, 1998

  Proxies in the form enclosed are solicited by the Board of Trustees of Federal Realty Investment Trust for use at the 1998 Annual Meeting of Shareholders ("Annual Meeting") to be held at 10:00 a.m., Wednesday, May 6, 1998, at Woodmont Country Club, 1201 Rockville Pike, Rockville, Maryland. The close of business on March 26, 1998 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting. On that date, the Trust had 39,794,551 common shares of beneficial interest ("Shares") outstanding, each of which is entitled to one vote. If the proxy in the enclosed form is signed and returned, it will be voted as specified in the proxy; if no specific voting instructions are indicated, the proxy will be voted in favor of the two Trustees nominated, to approve the Amendment to the Amended Plan, to approve the stock option award to the Chief Executive Officer and in the named proxies' discretion as to other matters at the Annual Meeting. Any proxy may be revoked by a shareholder at any time before it is voted by written notice, or by attending the Annual Meeting and voting in person.


  This proxy statement contains three proposals for shareholder consideration. For the purpose of each of the three proposals, the presence of a majority of the outstanding Shares entitled to vote, in person or by proxy, constitutes a quorum. As to each proposal, shareholders are entitled to cast one vote per Share. Abstentions count for the purposes of determining a quorum.

  The affirmative vote of a majority of the Shares entitled to vote and present, in person or by proxy, is required for the election of Trustees.

  The affirmative vote of a majority of the Shares entitled to vote and present, in person or by proxy, is required for approval of (i) the proposal to amend the Amended and Restated 1993 Long-Term Incentive Plan and (ii) the proposal concerning the stock option award to the Trust's Chief Executive Officer. An abstention will be deemed present and entitled to vote, and thus have the effect of a vote against, in respect of each of these two proposals.

  Rule 452 of the New York Stock Exchange permits its members to vote Shares held by them as nominees on certain discretionary or routine matters without instructions from the beneficial owner, provided that the broker has furnished the beneficial owner with proxy materials and received no voting instructions in advance of the Annual Meeting. The New York Stock Exchange has informed the Trust that the three proposals are considered "discretionary" items upon which members may vote in their discretion on behalf of their clients.

  This Proxy Statement and an accompanying proxy are being mailed to shareholders on or about March 31, 1998, together with the Trust's 1997 Annual Report, which includes certified financial statements for the year ended December 31, 1997. The Consolidated Balance Sheets as of December 31, 1997 and 1996 and the Consolidated Statements of Operations, the Consolidated Statements of Shareholders' Equity, the Consolidated Statements of Cash Flows, and the Notes to Consolidated Financial Statements (each of such Statements being for the years ended December 31, 1997, 1996 and 1995), certified and contained in the Trust's 1997 Annual Report, are incorporated herein by reference to that Report.

               OWNERSHIP OF SHARES BY CERTAIN BENEFICIAL OWNERS

  To the Trust's knowledge, based upon a Schedule 13G filed as of January 14, 1998 with the Securities and Exchange Commission ("SEC") and other information available to the Trust, beneficial owners of more than 5% of the Trust's Shares are as follows:

         NAME AND ADDRESS                  AMOUNT AND NATURE                PERCENT
        OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP             OF CLASS
        -------------------             -----------------------             --------
   Merrill Lynch & Co., Inc. (1)               4,051,950                      10.3%
   800 Scudders Mill Road
   Plainsboro, NJ 08536

--------
(1) Such shares are not owned by one person, therefore such ownership is not in violation of the Declaration of Trust.

                                  PROPOSAL 1

                             ELECTION OF TRUSTEES

  Pursuant to Section 2.2 of the Trust's Declaration of Trust, the Trustees are divided into three classes serving three year terms. Two Trustees, comprising one class of Trustees, are to be elected at the Annual Meeting. Mr. Dennis L. Berman and Ms. Kristin Gamble have been nominated for election as Trustees to hold office until the 2001 Annual Meeting and until their successors have been elected and shall qualify. Mr. Donald H. Misner is not seeking reelection to the Board of Trustees when his term expires as of the 1998 Annual Meeting. Proxies may not be voted for more than two Trustees.

                                        PRINCIPAL OCCUPATIONS            TRUSTEE TERM TO
          NAME           AGE          AND OTHER DIRECTORSHIPS*            SINCE  EXPIRE
----------------------------------------------------------------------------------------
Dennis L. Berman........  47 General Partner, Berman Enterprises,         1989    2001
                             Vingarden Associates, GDR Partnerships,
                             builders/developers; Director, Beco Manage-
                             ment, office building owners/managers.
Kristin Gamble..........  52 President, Flood, Gamble Associates, Inc.,   1995    2001
                             an investment counseling firm; Director,
                             Ethan Allen Interiors, Inc., a furniture
                             manufacturer and retailer.

  Terms of office of the seven Trustees named below will continue until the Annual Meeting in the years indicated.

                                        PRINCIPAL OCCUPATIONS            TRUSTEE TERM TO
          NAME           AGE          AND OTHER DIRECTORSHIPS*            SINCE  EXPIRE
----------------------------------------------------------------------------------------
Samuel J. Gorlitz.......  80 Founder of the Trust; President, Gorlitz     1975    1999
                             Associates, real estate developers.
Steven J. Guttman.......  51 President and Chief Executive Officer of     1979    1999
                             the Trust; Trustee, International Council
                             of Shopping Centers; Chairman, National As-
                             sociation of Real Estate Investment Trusts
                             Board of Governors and Executive Committee.
Mark S. Ordan...........  38 Chief Executive Officer, Chartwell Health    1996    1999
                             Management Inc.; Former Chairman, President
                             and Chief Executive Officer, Fresh Fields
                             Markets, Inc., a healthy foods supermarket;
                             Trustee, Vassar College; Director, Center
                             for Science in the Public Interest.
George L. Perry.........  64 Senior Fellow, Brookings Institution; Di-    1993    1999
                             rector, State Farm Life Insurance Company;
                             Director, State Farm Mutual Automobile Com-
                             pany and various mutual funds managed by
                             the Dreyfus Corporation.
Kenneth D. Brody........  54 Founding Partner, Winslow Partners LLC, a    1997    2000
                             private equity investment firm; Former
                             President and Chairman, Export-Import Bank
                             of the United States; Director, Quest Diag-
                             nostics, Inc.; Director, Yurie Systems,
                             Inc.; Director, American Red Cross; Direc-
                             tor, St. John's College.
A. Cornet de Ways         64 Director of SIPEF S.A., an international     1983    2000
 Ruart..................     holding company principally of agricultural
                             interests; Director of Interbrew S.A., an
                             international brewery.
Walter F. Loeb..........  73 President, Loeb Associates Inc., a manage-   1991    2000
                             ment consulting firm. Publisher, Loeb Re-
                             tail Letter; Director, InterTAN Inc., an
                             international electronics retailer; Direc-
                             tor, The Gymboree Corp.; Director, Mothers
                             Work, Inc.; Director, Wet Seal, Inc., a
                             women's apparel retailer; Director,
                             Hudson's Bay Company, a Canadian chain of
                             retail department stores and discount
                             stores; Director, The Warnaco Group, Inc.;
                             Retired Principal and Senior Retail Ana-
                             lyst, Morgan Stanley & Co., Inc.

--------
* The business histories set forth in these tables cover a five-year period.

  The Board of Trustees has an Audit Committee, comprised of Messrs. Berman, Ordan and Perry, which independently reviews the Trust's financial statements and coordinates its review with the Trust's independent public accountants. The Audit Committee held four meetings in 1997. The Compensation Committee, comprised of Mr. Brody, Ms. Gamble, Mr. Loeb and Mr. Ordan, reviews and reports to the Board on incentive plans and remuneration of officers. That committee held nine meetings in 1997. The Compensation Committee administers the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan"). During 1997 the Board of Trustees held nine meetings. The Board of Trustees has no standing nominating committee.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE TWO NOMINEES.

                 OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS

  As of March 26, 1998, Trustees and executive officers as a group, and the Trustees and named executive officers, individually, beneficially owned the following Shares:

                                                          PERCENTAGE OF
                                    NUMBER OF SHARES    OUTSTANDING SHARES
NAME OF BENEFICIAL OWNER         BENEFICIALLY OWNED (1)    OF THE TRUST
--------------------------------------------------------------------------
Trustees and executive officers
as a group (16 individuals)            2,805,967                7.05%
Dennis L. Berman(2)                      465,743                1.17%
Kenneth D. Brody                           6,500             under 1%
A. Cornet de Ways Ruart(3)                32,851             under 1%
Kristin Gamble(4)                        107,312             under 1%
Steven J. Guttman(5)                   1,104,756                2.78%
Samuel J. Gorlitz(6)                     152,470             under 1%
Ron D. Kaplan(7)                         293,333             under 1%
Walter F. Loeb                            24,254             under 1%
Catherine R. Mack                         84,333             under 1%
Donald H. Misner(8)                       34,215             under 1%
Mark S. Ordan(9)                           8,000             under 1%
George L. Perry                           16,015             under 1%
Hal A. Vasvari                           221,902             under 1%
Cecily A. Ward                            60,036             under 1%

-------
  (1) The number and percentage of Shares shown in this table reflect beneficial ownership, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, including Shares which are not owned but as to which options are outstanding and may be exercised within 60 days. Except as noted in the following footnotes, each Trustee and named executive officer has sole voting and investment power as to all Shares listed. Fractions are rounded to the nearest full Share.
  (2) Includes 434,875 Shares as to which Mr. Berman is Trustee under Voting Trust Agreements for certain family members. Mr. Berman does not have disposition rights with respect to these Shares. This number also includes 1,000 Shares owned by a partnership in which Mr. Berman is a general partner.
  (3) Does not include 700 Shares owned by a corporation of which Mr. Cornet's wife is a controlling shareholder.
  (4) Includes 95,917 Shares as to which Ms. Gamble shares investment power for clients. Includes 1,400 shares as to which Ms. Gamble is a Trustee of a profit sharing plan, of which Ms. Gamble has a direct interest in 571 shares.
  (5) Includes 12,000 Shares in trust as to which Mr. Guttman shares voting and investment power with two other trustees, 4,647 Shares owned jointly with his wife, 37,022 Shares held in trust for his children and a Performance Share Award of 300,000 Shares. Does not include 20,000 Shares as to which Mr. Guttman's wife has sole voting and investment power.
  (6) Includes 22,100 Shares as to which Mr. Gorlitz shares voting and investment power. Does not include 4,954 Shares as to which Mr. Gorlitz's wife has sole voting and investment power.
  (7) Includes a Performance Share Award of 62,500 Shares and a Restricted Share Award of 62,500 Shares. Does not include 1,672 Shares as to which Mr. Kaplan's wife has sole voting and investment power.
  (8) Includes 574 Shares as to which voting and investment power is shared with Mr. Misner's wife.
  (9) Includes 3,000 Shares owned jointly as to which voting and investment power is shared with Mr. Ordan's wife.

                REMUNERATION OF EXECUTIVE OFFICERS AND TRUSTEES

  The following table sets forth the summary compensation of the Chief Executive Officer, the four other most highly paid executive officers ("executive officers" or "named officers") and a former executive officer who would have been a named officer had she remained in the employ of the Trust on December 31, 1997.

                          SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                          ANNUAL COMPENSATION             AWARDS
                                     ------------------------------ ------------------
             (A)                (B)    (C)      (D)        (E)         (F)       (G)       (H)
                                                          OTHER     RESTRICTED
                                                          ANNUAL      STOCK             ALL OTHER
                                      SALARY           COMPENSATION AWARDS(S)  OPTIONS COMPENSATION
                                       (A)     BONUS       (B)         (C)       (D)       (E)
 NAME AND PRINCIPAL POSITION    YEAR   ($)      ($)        ($)         ($)       (#)       ($)
----------------------------------------------------------------------------------------------------
Steven J. Guttman(1)            1997 $529,000      --         --     $366,000  800,000   $217,000(F)
President & Chief Executive     1996  529,000 $235,000        --          --       --     229,000(F)
 Officer                        1995  500,000  235,000        --          --    80,000    214,000(F)

Ron D. Kaplan(2)                1997  285,000  140,000   $240,075     249,375  100,000     72,000(G)
Senior Vice President, Capital  1996  201,000  125,000        --          --       --      70,000(G)
 Markets, Chief                 1995  190,000   85,000        --          --    45,000    130,000(G)
 Investment Officer

Catherine R. Mack               1997  175,000   55,000        --          --       --      28,000(F)
Vice President, General         1996  170,000   30,000        --          --       --      27,000(F)
 Counsel & Secretary            1995  163,000   15,000        --          --    25,000     32,000(F)

Mary Jane Morrow(3)             1997  225,000   50,000        --          --   100,000     54,000(F)
Senior Vice President,          1996  211,000   90,000        --          --       --      54,000(F)
 Finance & Treasurer, Chief     1995  200,000   75,000        --          --    45,000     62,000(F)
 Financial Officer

Hal A. Vasvari(4)               1997  345,000  150,000        --          --   100,000    564,000(F)
Executive Vice President,       1996  345,000  150,000        --          --       --      68,000(F)
 Chief Operating Officer        1995  225,000  150,000        --          --    75,000     69,000(F)

Cecily A. Ward                  1997  140,000  100,000        --          --       --      14,000(F)
Vice President, Controller      1996  127,000   45,000        --          --       --      13,000(F)
                                1995  120,000   35,000        --          --    25,000     11,000(F)

--------
(1) In January 1998 Mr. Guttman received 14,521 Shares valued at $366,000 in lieu of a cash bonus of $275,000. The terms of this arrangement are described below in "Employment Agreements; Change in Control Arrangements." The 800,000 options awarded to Mr. Guttman in 1997 include a 300,000 option award subject to shareholder approval at the 1998 Annual Meeting.
(2) On September 26, 1997 Mr. Kaplan was awarded a bonus of 10,000 Shares valued at $249,375 and cash of $240,075 to pay the income taxes on those Shares.
(3) Ms. Morrow resigned on October 31, 1997. The salary shown was paid to her between January 1, 1997 and October 31, 1997. The $50,000 bonus for 1997 was paid in accordance with her amended severance agreement. The 100,000 options awarded to Ms. Morrow in 1997 were unvested on the date of her departure and were therefore forfeited in accordance with her amended severance agreement. The terms of this agreement are described below in "Employment Agreements; Change in Control Arrangements."
(4) Mr. Vasvari has submitted his resignation to be effective no later than June 1, 1998. The terms of his amended severance agreement are described below in "Employment Agreements; Change in Control Arrangements."
(A) Amounts shown include amounts deferred at the election of the named officer pursuant to plans available to substantially all employees and pursuant to a non-qualified deferred compensation plan available to all officers.
(B) No named officer other than Mr. Kaplan received perquisites or other personal benefits aggregating the lesser of 10% of annual salary and bonus or $50,000.
(C) Dividends are paid on Restricted Stock.

(D) Option exercise price is equal to the fair market value of the Shares on the date of grant.
(E) The amounts shown in this column for the last fiscal year include the following: (i) Mr. Guttman: $9,000--Trust paid group term life insurance; $5,000--Trust contribution to Section 401 (k) Plan and the deferred compensation plan; $4,000--Trust paid annuity contract premium; and $10,000--Trust paid long-term disability insurance premium; and $189,000-- deferred compensation from forgiveness of loans as described below in (F);
    (ii) Mr. Kaplan: $1,000--Trust paid group term life insurance; $5,000-- Trust contribution to Section 401 (k) Plan and the deferred compensation plan; $3,000--Trust paid long-term disability insurance premium; $63,000-- deferred compensation from forgiveness of loans as described below in (G);
    (iii) Ms. Mack: $3,000--group term life insurance premium; $4,000--Trust contribution to Section 401 (k) Plan and the deferred compensation plan; $2,000--Trust paid long-term disability insurance premium; and $19,000-- deferred compensation from forgiveness of loans as described below in (F);
    (iv) Ms. Morrow: $2,000--group term life insurance premium; $5,000--Trust contribution to Section 401 (k) Plan and the deferred compensation plan; $2,000--Trust paid long-term disability insurance premium; and $47,000-- deferred compensation from forgiveness of loans as described below in (F);
    (v) Mr. Vasvari: $495,000--payment upon signing amended severance agreement; $6,000--Trust paid group term life insurance; $5,000--Trust contribution to Section 401 (k) Plan and the deferred compensation plan; $11,000--Trust paid long-term disability insurance premium; and $47,000-- deferred compensation from forgiveness of loans as described below in (F); and (vi) Ms. Ward: $2,000--group term life insurance premium; $3,000-- Trust contribution to Section 401 (k) Plan; $1,000--Trust paid long-term disability insurance premium; and $8,000--deferred compensation from forgiveness of loans as described below in (F).
(F) In 1991, the named officers, except Mr. Kaplan, were awarded the opportunity to purchase Shares of the Trust and the Trust made available loans for 100% of the purchase price. One-half of the loan was originally scheduled to be forgiven, by forgiving one-sixteenth each January 31, over an eight-year period so long as the officer was employed by the Trust. The Trust and the named officers agreed to modify the terms of the loan so that beginning in 1995 and each year thereafter, there will be no forgiveness as of January 31 of each year if Funds from Operations ("FFO") per Share increases by less than 5% during the preceding fiscal year. If FFO per Share increases by 5% or more, one-sixteenth of the loan will be forgiven. Beginning in 1996 and thereafter, if FFO per Share increases by 10% or more and total return to shareholders is 10% or greater during the fiscal year, one-eighth of the loan will be forgiven on the following January 31. However, 25% of the original principal amount of each loan is not subject to forgiveness by the Trust. The loans were also modified during 1994 so that they are due on January 31, 2004.
(G) On December 17, 1993, the Trust awarded Mr. Kaplan the opportunity to purchase 40,000 Shares as of January 1, 1994 at the closing price of $25 per share on December 31, 1993. The Trust loaned Mr. Kaplan 100% of the purchase price for a term of 12 years. Forgiveness of Mr. Kaplan's loan is subject to the same performance measures described above in (F).

TRUSTEE COMPENSATION; ATTENDANCE; LEGAL PROCEEDINGS

  Trustees' fees are paid to Trustees other than Mr. Guttman. In accordance with the provisions of the Amended Plan, Trustees' fees are payable in cash or Shares or a combination of both, at the election of the Trustee; the Trust issued Shares for 39% of the Trustees' fees paid in 1997. The annual Trustee fee for 1997 was $25,000. Each Trustee was paid the fee based on the number of months during the year he/she served as a Trustee. The annual fee in 1997 for service on the Compensation Committee was $2,500 and $3,000 for service as its Chairman. The annual fee in 1997 for service on the Audit Committee was $2,000 and $2,500 for service as its Chairman. Committee fees were also prorated based on the number of months of service. In accordance with the Amended Plan, as of the date of the 1997 Annual Meeting of Shareholders, each non-employee Trustee received an option to purchase 2,500 Shares at an exercise price of $27.13. Donald H. Misner, an employee Trustee whose term as Trustee expires on the date of the 1998 Annual Meeting, also received an option to purchase 2,500 shares at an exercise price of $27.13. Pursuant to a consulting agreement, Mr. Gorlitz provides consulting services to the Trust and is paid an annual consulting fee of $120,000.

  Due to his residence in Europe, Mr. Cornet was able to participate in only six of the nine meetings of the Board of Trustees in 1997.

  Mr. Loeb was a Director for Color Tile, Inc. until 1995. Color Tile filed for bankruptcy in 1996 and the unsecured creditors committee for Color Tile has recently initiated litigation against various entities, including the Board of Directors. The allegations are being seriously contested.

EMPLOYMENT AGREEMENTS; CHANGE IN CONTROL ARRANGEMENTS

  The Trust has an amended and restated employment agreement with Mr. Guttman which provides, among other things, that his salary may not be decreased below its then-current level and is increased on January 1 of each year by 50% of any increase in the Consumer Price Index ("CPI") for the prior year and that Mr. Guttman is eligible to receive an annual bonus, in the Board of Trustees' discretion, of up to 120% of his salary. The agreement provides for a three-year term of employment to be automatically renewed at the end of each month unless either party notifies the other that it has elected not to extend the term. The Trust may terminate Mr. Guttman's employment if he is totally disabled for at least six consecutive months, in which case Mr. Guttman is entitled to receive each month for a three-year period the difference, if any, between the monthly payments he receives under the disability insurance policies the Trust maintains on his behalf and his base monthly salary. The Trust may terminate Mr. Guttman's employment for cause (as defined in the agreement) without payment to Mr. Guttman. Mr. Guttman may terminate his employment under certain circumstances, including if his responsibilities are materially modified without his written consent, a change in control occurs (as defined in the agreement), the Trust relocates its principal office outside the Washington, D.C. area, he is not reappointed as a member of the Trust's Board of Trustees, a Chairman of the Trust's Board of Trustees is appointed other than Mr. Guttman, or his employment agreement is not assumed by a successor to the Trust. If Mr. Guttman so terminates his employment, he is entitled to receive the compensation he would have otherwise received (including bonuses) for the remaining term of the employment agreement. Mr. Guttman may also terminate his employment for any other reason upon at least six months notice, in which case the Trust's obligation to pay compensation to him ceases on the effective date of termination.

  Mr. Guttman and the Trust have entered into restricted share award agreements (the "Restricted Share Agreements") pursuant to which Mr. Guttman will receive (unless he elects otherwise six months in advance) Shares in lieu of his salary for the years 1998 through 2002 and Shares in lieu of his bonus for the years 1997 through 2001. The Shares granted pursuant to the Restricted Share Agreements (the "Restricted Shares"), which will be 133% of the salary and bonus levels determined by the Board of Trustees, will vest five years after the date of grant, subject to accelerated vesting in the event of a change in control (as defined in the Amended Plan) or the termination of Mr. Guttman's employment due to his death, disability (as defined in his employment agreement) or without cause (as defined in his employment agreement). Dividends are paid on the Shares if and when awarded. If Mr. Guttman voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the end of the aforementioned five-year period, his rights to the Restricted Shares are forfeited.

  The Trust has severance agreements with Mr. Kaplan, Ms. Mack and Ms. Ward which provide, among other things, that if the employee is terminated without cause (as defined in the agreements), the employee will be entitled to receive his or her salary for up to 18 months, depending upon length of service, and benefits for nine months. The employee also will receive the benefits payable upon termination without cause under certain additional circumstances, including, among other things, a demotion or a substantial reduction in the employee's responsibilities without his or her written consent, relocation of the Trust's principal office outside the Washington, D.C. area, the occurrence of a change in control (as defined in the agreements), or the decrease of the employee's base salary below a percentage specified in each employee's severance agreement. The Trust may terminate the employee's employment with cause without payment to the employee. If Mr. Kaplan or Ms.

Ward voluntarily resigns, they will receive their salary and benefits for up to six months, depending upon length of service, unless they become employed by a competing firm; if Ms. Mack voluntarily resigns, she will receive the greater of (i) $102,802.50 or (ii) one-half of the sum of her salary at the effective date of her resignation and previous year's bonus. Ms. Mack's severance agreement also provides that, in the event of her voluntary resignation, she will continue to act in a legal advisory position to the Trust for a two-year period.

  Ms. Morrow resigned from employment with the Trust as of October 31, 1997. Pursuant to the terms of her amended severance agreement with the Trust, any options that were vested and outstanding on the date of her resignation are exercisable until the first anniversary thereof; and any unvested options were forfeited. Of the share purchase loan extended to her under the Trust's 1991 Share Purchase Plan, as amended (the "Share Purchase Plan"), $39,388.02 was forgiven in January 1998, which is equal to five-sixths of the amount of forgiveness she would have received had she remained in the employ of the Trust on January 31, 1998; and she received a loan from the Trust for $15,755.21 to pay income tax incurred in connection with such forgiveness. The remaining balance of the share purchase loan and associated tax loans shall become due and payable on April 30, 1998. Ms. Morrow received a bonus of $50,000 for the period of 1997 during which she was an employee of the Trust. No other payments were made upon separation.

  Mr. Vasvari has resigned from the Trust effective no later than June 1, 1998. Until such date he shall receive his base salary of $345,000 per annum in bi-weekly installments. The Trust has amended its severance agreement with Mr. Vasvari to provide that, upon his resignation, any unvested options shall vest and shall be exercisable for two years. After his departure he will receive healthcare benefits for 18 months, together with life, disability, and accidental death insurance coverage for 24 months, and conversion premium payments for long-term disability coverage on the group plan for 12 months, unless he is entitled to be covered at an earlier date under another employer's plan. In addition, of the share purchase loans extended to him under the Share Purchase Plan, $141,796.86 will be forgiven, which is equal to the amount of forgiveness he would have received had he remained in the employ of the Trust through January 31, 2000; and he will receive loans from the Trust in an aggregate amount of $56,718.75 to pay income tax incurred in connection with such forgiveness. The remaining balance of the share purchase loan and associated tax loans shall become due and payable one year after his departure. Mr. Vasvari received a $495,000 severance payment upon executing the amendment to his severance agreement, and will receive a further severance payment of $495,000 within 10 days of his departure.

  The Trust has entered into agreements with each of the current executive officers named in the Summary Compensation Table above providing that, if any of these officers leave the employment of the Trust within six months following a change in control (generally defined to include control of a specified percentage of the outstanding Shares), he or she will be entitled to receive a lump sum cash payment and benefits and executive perquisites for a period following such termination, to have the restrictions on the exercise or receipt of any stock options or stock grants lapse and, at the option of the officer, to have the Trust redeem all Shares owned at termination at a formula price. The cash payments the officers are entitled to receive are computed using a formula based upon the officer's salary at the date his or her employment terminates and bonuses that were paid over the previous three years. This amount is multiplied by a certain percentage: 299% for Mr. Guttman; 200% for Mr. Kaplan, Mr. Vasvari and Ms. Mack; and 100% for Ms. Ward. These agreements also provide that if benefits paid pursuant thereto are determined to be subject to an excise or similar tax, the Trust will provide the officer with such additional compensation as is necessary to place him or her in the same after-tax position as he or she would have been had such tax not been paid or incurred.

  The Share Purchase Plan permits the Trust to make non-recourse purchase loans to participants to facilitate the purchase of Shares pursuant to awards made thereunder. The Share Purchase Plan provides that the outstanding balance and interest due on any purchase loan will be forgiven as of the date of a change in control.

  The Trust granted performance share awards ("Performance Awards") to Mr. Guttman and Mr. Kaplan in January 1998 for 300,000 and 62,500 Shares ("Performance Shares"), respectively. Pursuant to the terms of these awards, a specified number of Performance Shares will vest each year from 1998 through 2005 if the Trust meets or exceeds the "Performance Target." The Performance Target will have been met or exceeded based upon the application of an annual test, which requires the FFO annual growth rate per Share to equal or exceed seven percent (7%). Any Performance Shares which remain unvested after 2005 vest in five equal annual installments through 2010. All Performance Shares vest in the event of a change in control (as defined in the Performance Awards), or the termination of Mr. Guttman's or Mr. Kaplan's employment due to disability (as defined in the Performance Awards) or without cause (as defined in the Performance Awards). If Mr. Guttman's or Mr. Kaplan's employment is terminated for cause, his rights to any unvested Performance Shares are forfeited. If Mr. Guttman or Mr. Kaplan dies or voluntarily resigns from his employment with the Trust, a pro rata number of Performance Shares for that year will vest if the Performance Target is met, and his rights to any future unvested Shares are forfeited.

  The Trust granted restricted share awards ("Service Awards") to Mr. Kaplan in January 1998 for an aggregate of 62,500 Shares. Pursuant to the terms of the Service Awards, an aggregate of 651 Shares vest each month over an eight-year period, subject to accelerated vesting in the event of a change in control (as defined in the Service Awards) or the termination of Mr. Kaplan's employment due to disability (as defined in the Service Awards) or without cause (as defined in the Service Awards). If Mr. Kaplan voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the aforementioned eight-year period, his rights to any unvested Shares are forfeited. If Mr. Kaplan dies, the number of Shares which would have vested in the month of his death vest and his rights to any future unvested Shares are forfeited.

  In January 1998, Howard S. Biel commenced employment with the Trust as Senior Vice President and Managing Director of Development. The Trust and Mr. Biel entered into a letter agreement in November 1997 setting forth the terms of his employment providing, among other things, that he will receive an annual salary of $300,000 and is eligible to receive an annual bonus of up to 75% of his salary. In addition, Mr. Biel received an option grant for 200,000 Shares on the date he began his employment. The options will vest in equal annual installments beginning on the second anniversary of the date of grant. The option was priced at the closing price per Share on the date of grant. If his employment is terminated with cause, he will not receive any severance payment. If his employment is terminated without cause, (i) he will be entitled to receive his salary for up to 18 months, depending upon length of service, and benefits for nine months, and (ii) if such termination occurs after he has been employed by the Trust for one year, any unvested stock options granted to him will vest. The agreement also provides that Mr. Biel is entitled to receive an annual stock grant equal to 7.5% to 10% of the value created in certain development projects. Value is a measure based on capitalization of net operating income. In any year in which the stock grant's value to Mr. Biel exceeds $700,000, no bonus will be paid to him.

                             OPTION AWARDS IN 1997

  The following table provides information on option awards in 1997 to the named executive officers and a former executive officer who would have been a named officer had she remained in the employ of the Trust on December 31, 1997.

                                                                          POTENTIAL
                                                                     REALIZABLE VALUE AT
                                                                        ASSUMED ANNUAL
                                                                     RATES OF STOCK PRICE
                                                                         APPRECIATION
                       INDIVIDUAL AWARDS                              FOR OPTION TERM(1)
-------------------------------------------------------------------- --------------------
          (A)              (B)           (C)       (D)       (E)        (F)         (G)
                                         % OF
                                        TOTAL
                                       OPTIONS
                                      AWARDED TO
                         OPTIONS      EMPLOYEES  EXERCISE
                         AWARDED      IN FISCAL   PRICE   EXPIRATION
          NAME             (#)           YEAR     ($/SH)     DATE     5% ($)    10% ($)
---------------------------------------------------------------------------------------------
Steven J. Guttman....... 400,000(/2/)    24.8%    26.875    3/24/07  6,758,000 17,132,000
                         400,000(/3/)    24.8%   24.9375    9/24/07  6,272,000 15,896,000
Ron D. Kaplan........... 100,000(/2/)     6.2%    26.875    3/24/07  1,689,500  4,283,000
Catherine R. Mack.......     --           --         --         --         --         --
Mary Jane Morrow........ 100,000(/4/)     6.2%    26.875   10/31/97        --         --
Hal A. Vasvari.......... 100,000(/2/)     6.2%    26.875    3/24/07  1,689,500  4,283,000
Cecily A. Ward..........     --           --         --         --         --         --

--------
(1) These assumed annual rates of stock price appreciation are specified by the SEC. No assurance can be given that such rates will be achieved.
(2) These options vest in equal annual installments over three years, with the first installment vesting on March 24, 1998.
(3) These options vest in equal annual installments over four years, with the first installment vesting on September 26, 1998. This number includes 300,000 options subject to shareholder approval at the 1998 Annual Meeting.
(4) Ms. Morrow resigned on October 31, 1997. The 100,000 options awarded to her in 1997 were unvested on the date of her departure and were therefore forfeited in accordance with her amended severance agreement.

    AGGREGATED OPTION EXERCISES IN 1997 AND DECEMBER 31, 1997 OPTION VALUES

  The following table provides information on option exercises in 1997 by the named executive officers and a former executive officer who would have been a named officer had she remained in the employ of the Trust on December 31, 1997, and the value of each such officer's unexercised options at December 31, 1997.

          (A)                  (B)              (C)                   (D)                         (E)
                                                                   NUMBER OF
                                                                  SECURITIES                   VALUE OF
                                                                  UNDERLYING                  UNEXERCISED
                                                                  UNEXERCISED                IN-THE-MONEY
                                                                  OPTIONS AT                  OPTIONS AT
                                                              FISCAL YEAR-END (#)       FISCAL YEAR-END ($)(1)
                         SHARES ACQUIRED                   -------------------------   -------------------------
          NAME           ON EXERCISE (#) VALUE REALIZED($) EXERCISABLE UNEXERCISABLE   EXERCISABLE UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------
Steven J. Guttman.......         --                --        143,333      826,667(/2/)  $319,167     $458,333
Ron D. Kaplan...........         --                --         30,000      115,000        150,000       75,000
Catherine R. Mack.......         --                --         33,333        8,334         41,665       41,670
Mary Jane Morrow........         --                --         75,122            0        176,891            0
Hal A. Vasvari..........         --                --         95,122      125,000        276,891      125,000
Cecily A. Ward..........      1,500           $10,125         43,666        8,334        142,080       41,670

--------
(1) Based on $25.75 per Share closing price on the NYSE on December 31, 1997.
(2) Includes an award of 300,000 options subject to shareholder approval at the 1998 Annual Meeting.

RETIREMENT AND DISABILITY PLANS

  The Trust has a retirement and disability plan for Mr. Guttman, in effect since 1978. The agreement implementing the plan provides generally for an annual payment after retirement at or after age 62, or at any time on suffering a total and permanent disability, of $40,000. A lump-sum death benefit of $40,000 will be paid to Mr. Guttman's estate. Mr. Guttman's plan requires funding, and a $200,000 annuity contract was purchased to assist the Trust in meeting this obligation.

  The Trust has a retirement and consulting plan for Mr. Gorlitz, effective since 1978, and amended in 1988 and 1992 to revise the annual payment. The plan provides for an annual consultation fee payment of $120,000, until notice of retirement is given by either Mr. Gorlitz or the Trust, at which time Mr. Gorlitz will receive an annual retirement payment of $75,000 plus adjustments for changes in the Consumer Price Index that occur between June 1, 1988 and the date of Mr. Gorlitz's retirement. Thereafter the retirement payment will be adjusted annually for changes in the Consumer Price Index, except that no annual adjustment may exceed 10%.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  In 1997, as in prior years, the Compensation Committee was responsible for determining the level of compensation paid to the Trust's executive officers, subject to the review and approval of the Board of Trustees. The Compensation Committee is comprised entirely of non-employee Trustees.

  Philosophy: The members of the Compensation Committee believe that the Trust's success is largely due to the efforts of its employees and, in particular, the leadership exercised by its executive officers. Therefore, the Compensation Committee believes that it is important to:

  . Adopt compensation programs that stress stock ownership and, thereby, tie long-term compensation to increases in shareholder value as evidenced by Trust Share price appreciation.

  . Adopt compensation programs that enhance the Trust's ability to attract and retain qualified executive officers while providing the financial motivation necessary to achieve continued high levels of Trust performance.

  . Provide a mix of cash and stock-based compensation programs that are competitive with a select group of successful real estate investment trusts and other successful national and regional firms that the members of the Compensation Committee believe are comparable to the Trust.

  . Adjust salary, bonuses and other compensation awards commensurate with overall corporate results.

  . Select compensation programs that emphasize teamwork, pay-for-performance and overall corporate results.

  The members of the Compensation Committee believe, however, that fixed compensation formulas may not adequately reflect all aspects of the Trust's and an individual executive officer's performance. Therefore, the Compensation Committee has retained a high degree of flexibility in structuring the Trust's compensation programs. This approach allows the Compensation Committee annually to evaluate subjectively and reward each executive officer's individual performance and contribution to the Trust's overall financial and operational success.

  The Compensation Committee has from time to time retained compensation consultants to assist it in structuring the Trust's various compensatory programs and determining the level of salary, bonus and other awards paid to the Trust's executive officers. As the Compensation Committee reported last year, in 1997 it retained SCA Consulting ("SCA") to assist the Compensation Committee in certain compensation matters, including evaluating the Trust's compensation and incentive approaches with respect to the Chief Executive Officer, Mr. Guttman.

  Named Executive Officers (other than the Chief Executive Officer). Near the end of each year, or early in the following year, the Compensation Committee determines the salary to be paid to each executive officer during the subsequent year and the bonus to be paid for the current year. Mr. Guttman assists the Compensation

Committee by making recommendations concerning salaries and bonuses to be paid to executive officers, other than himself.

  Mr. Guttman's recommendations and the Committee's decisions are based upon their subjective evaluation of each executive officer's performance and responsibilities as they relate to certain "Performance Factors" including the productivity of the Trust's leasing effort, the number and quality of properties acquired, the increase in funds from operations ("FFO"), the financing transactions completed and the redevelopment and operation of the Trust's properties. The increasingly complex and competitive nature of the Trust's business placed greater demands than ever on the executive officers in 1997. The bonuses awarded by the Compensation Committee for 1997 and the salaries determined each year reflect this fact, as well as the attainment of certain performance factors in 1997 such as: the Trust acquired over $250 million of real estate assets, overall occupancy at the Trust's properties increased from 94% in 1996 to 96% in 1997, and FFO per Share increased 5.7%.

  In determining the executive officers' salary and bonus levels, the Compensation Committee also takes into account the total cash compensation paid to executive officers with similar positions in select successful real estate investment trusts and other national and regional companies that it concludes possess revenues, profitability and growth that are comparable to the Trust's (the "Survey Group"). Some of the companies in the Survey Group are included in the National Association of Real Estate Investment Trust equity index. The Compensation Committee's goal is to maintain the total compensation package for executive officers at a level which is competitive with the total compensation paid to executive officers of the companies in the Survey Group.

  Chief Executive Officer. As Chief Executive Officer, Mr. Guttman is compensated pursuant to his employment agreement discussed above and in accordance with the performance factors discussed earlier. For the reasons discussed above with respect to the other executive officers, the Compensation Committee awarded him a $275,000 cash bonus for 1997, which he agreed to forgo in exchange for an award of Shares equal to 133% of the bonus amount or $366,000 (see discussion below). Mr. Guttman's salary for 1997 remained at its 1996 level.

  As the Compensation Committee reported last year, it has engaged in an evaluation of three principal elements of Mr. Guttman's compensation and incentive arrangements--salary and total compensation, long-term incentives and stock ownership. In completing its evaluation this past year, the Committee determined that while the Trust's salary arrangement with Mr. Guttman is competitive, long-term incentives were less than satisfactory and stock ownership was considerably below the median for non-founder chief executive officers. The median level of stock ownership reported to the Compensation Committee was 4.5% of outstanding voting securities (including outstanding shares of voting securities and options exercisable within 60 days). This median level was significantly below the high end of the group of comparable companies with non-founder chief executive officers.

  The Compensation Committee concluded that Mr. Guttman's equity ownership fell short of the Committee's objective to link Mr. Guttman's long-term compensation to increases in shareholder value as evidenced by Share price appreciation. At March 21, 1997, Mr. Guttman's Shares equaled only 1.5% (including outstanding shares of voting securities and options exercisable within 60 days). In order to better link Mr. Guttman's compensation package with increases in shareholder value, the Compensation Committee took the following actions.

  The Compensation Committee awarded Mr. Guttman two stock options to purchase Shares, one in March 1997 for 400,000 Shares pursuant to the 1993 Long-Term Incentive Plan (the "1993 Plan") and one in September 1997 for 400,000 Shares, 100,000 Shares of which was made pursuant to the Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") and 300,000 Shares of which is subject to shareholder approval at the 1998 Annual Meeting.

  In addition, in September 1997 the Compensation Committee approved a plan to link Mr. Guttman's compensation to shareholder value. The Compensation Committee approved a Stock in Lieu of Salary Plan and a Stock in Lieu of Bonus Plan pursuant to which Mr. Guttman may elect to forgo receipt of his salary and/or bonus in cash and receive instead the number of Shares equal to 133% of his salary and/or bonus amount divided by the closing price per Share as of December 31 of the previous year. To implement the Stock in Lieu of Salary and Bonus Plans, the Trust and Mr. Guttman entered into restricted share award agreements pursuant to which Mr. Guttman will receive (unless he elects otherwise) Shares in lieu of his salary for the years 1998 through 2002 and Shares in lieu of his bonus for the years 1997 through 2001. The terms of these agreements are described above in "Employment Agreements; Change in Control Arrangements." In connection with the approval of the Stock in Lieu of Salary and Bonus Plans, Mr. Guttman agreed that if he elected to receive Shares in lieu of his 1998 salary, his salary for 1998 would be $475,000, a decrease from his 1997 salary of $529,000. Mr. Guttman has elected to receive Shares in lieu of cash for his 1998 salary and 1997 bonus; pursuant to this election and the applicable restricted share award agreements, a total of 39,055 Restricted Shares were awarded to Mr. Guttman in January 1998. The Compensation Committee awarded Mr. Guttman a performance share award of 300,000 Shares effective January 1, 1998, as described above in "Employment Agreements; Change in Control Arrangements."

  The Compensation Committee believes that the compensation arrangements described above will fulfill the objective of linking Mr. Guttman's long-term compensation directly and closely to increasing shareholder value. Increasing Mr. Guttman's equity ownership in the Trust will align his interests with shareholders' long-term interests because the value of Mr. Guttman's options and restricted share and performance awards over time will increase only as Share value increases. In approving Mr. Guttman's compensation arrangements, the Compensation Committee took into account his established track record, during his tenure since 1980 as Chief Executive Officer, of growing the Trust's real estate assets from $65 million to approximately $1.5 billion and its FFO per Share from $.64 to $2.05. The Compensation Committee also considered Mr. Guttman's leadership roles in the real estate investment trust and shopping center industries. Mr. Guttman is currently the Chairman of the National Association of Real Estate Investment Trusts and a Trustee of the International Council of Shopping Centers.

  Amended and Restated 1993 Long-Term Incentive Plan. In 1997, the Compensation Committee, the Board of Trustees and the shareholders approved revisions to the 1993 Plan to improve and modify its terms and to qualify the 1993 Plan under the performance-based compensation exception to Section 162(m) of the Code (the 1993 Plan as amended is referred to hereafter as the Amended
Plan). In Proposal 2 below, the Compensation Committee and the Board of Trustees are recommending amendments to the Amended Plan to increase (i) the total number of Shares available for issuance under the Amended Plan and (ii) the number of Shares which can be made the subject of awards in any one year to any one Participant (other than the Chief Executive Officer). The existing limits were inadequate in designing incentive programs for attracting new candidates for senior positions given the competitive employment market and in designing incentive programs for existing management. The Compensation Committee and the Board of Trustees approved the amendments to the Amended Plan as set forth in Proposal 2 below, and the Board of Trustees unanimously recommends that the shareholders vote FOR the adoption of such proposal.

  Deductibility of Executive Compensation in Excess of $1.0 Million. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to an executive officer who is named in the Summary Compensation Table. Exceptions are made for qualified performance-based compensation, among other things. The Compensation Committee intends generally to structure its executive awards under the Amended Plan to take advantage of this Section 162(m) exception. However, the Committee does not believe that it is necessarily in the best interest of the Trust and its shareholders that all compensation meet the requirements of Section 162(m) for deductibility and the Committee may determine to award non-deductible compensation in such circumstances as it deems appropriate. Moreover, in light of the ambiguities and uncertainties under Section 162(m), no assurance can be given that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

                                          Kenneth D. Brody
                                          Kristin Gamble
                                          Walter F. Loeb
                                          Mark S. Ordan

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Donald H. Misner is a full-time employee of the Trust at an annual salary of $120,000. Mr. Misner was paid a bonus of $105,000 for 1997. During 1997 Mr. Misner was a Trustee, and on the date of the 1998 Annual Meeting, Mr. Misner's term as Trustee will expire.

                            STOCK PRICE PERFORMANCE

  The following stock price performance chart compares the Trust's performance to the S&P 500 and the index of equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). Equity real estate investment trusts are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the NYSE, American Stock Exchange or the NASDAQ National Market. Stock price performance for the past five years is not necessarily indicative of future results. All stock price performance includes the reinvestment of dividends.

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                                   AMONG FRT
                                NAREIT AND S&P

                        PERFORMANCE GRAPH APPEARS HERE


Measurement Period
(Fiscal Year Covered)        FRT               NAREIT       S&P
---------------------        ---------------   ---------    ----------
Measurement Pt-00/00/1992    $100.00           $100.00      $100.00
FYE 00/00/1993               $105.77           $119.65      $109.99
FYE 00/00/1994               $ 93.09           $123.45      $111.43
FYE 00/00/1995               $110.48           $142.30      $153.13
FYE 00/00/1996               $141.81           $192.48      $188.29
FYE 00/00/1997               $143.30           $231.47      $251.13

                             CERTAIN TRANSACTIONS

  Pursuant to the terms of stock option plans, from 1984 through 1997 officers and key employees have exercised options and paid for some of the Shares by issuance of notes to the Trust. Notes accepted pursuant to the 1983 or 1985 stock option plans are for a term extending to the employee's or officer's retirement date with interest payable quarterly at the per annum rate that is either the lesser of (i) the Trust's current borrowing rate or (ii) the current indicated annual dividend rate on the Shares acquired pursuant to the option divided by the purchase price of such Shares. Notes accepted pursuant to the Amended Plan are for a period extending to the employee's or officer's retirement date with interest payable quarterly at the per annum rate that is the lesser of (i) the Trust's borrowing rate on the date of exercise or (ii) the indicated annual dividend rate on the date of exercise of the option divided by the option price of such Shares. The stock option notes are secured by the Shares, which will not be released until the notes are paid in full. Pursuant to the terms of a restricted stock agreement, Mr. Guttman borrowed $210,000, $105,000 of which was repaid in 1992. The remaining balance of $105,000 is payable on April 15, 2001, with no interest. The note is secured by 18,975 Shares.

  In 1991, the Trust accepted notes from Trust officers in connection with the 1991 Share Purchase Plan for $5,359,922. The current balance of the notes is $2,972,000. Up to 75% of the original principal balance of these loans may be forgiven by the Trust if certain conditions are met. In connection with the 1991 Share Purchase Plan, the Trust has loaned officers $1,130,000 with which to pay income taxes associated with the forgiveness. The interest rate on the Share purchase loans and related tax loans is 9.39%. On January 1, 1994, the Trust lent Mr. Kaplan $1,000,000 to purchase 40,000 Shares. The current balance is $687,500 and he has been loaned $125,000 with which to pay income taxes associated with the forgiveness. Up to 75% of the original principal balance of this loan may be forgiven by the Trust if certain conditions are met. The interest rate on his share purchase loans and related tax loans is 6.24%.

  The following table sets forth the indebtedness to the Trust of the officers as of March 26, 1998:

                                                      MAXIMUM
                                                    OUTSTANDING  CURRENT
                                                      DURING     BALANCE
     NAME                         TITLE                1997      OF NOTES
-------------------------------------------------------------------------------
  Steven J. Guttman... President and Chief          $2,830,000  $2,603,000
                        Executive Officer
  Ron D. Kaplan....... Senior Vice President,        1,593,000   1,618,000
                        Capital Markets, Chief
                        Investment Officer
  Catherine R. Mack... Vice President, General         333,000     258,000
                        Counsel and Secretary
  Mary Jane            Senior Vice President,          783,000     534,000/(2)/
   Morrow/(1)/........  Finance & Treasurer, Chief
                        Financial Officer
  Hal A. Vasvari...... Executive Vice President,       955,000     898,000/(2)/
                        Chief Operating Officer
  Cecily A. Ward...... Vice President, Controller       94,000      85,000

--------
(1) Ms. Morrow resigned on October 31, 1997.
(2) The balance of these notes shall become due and payable in accordance with Ms. Morrow's and Mr. Vasvari's respective amended severance agreements. The terms of these agreements are described above in "Employment Agreements; Change in Control Arrangements."

  A retail women's clothing store owned by Mr. Guttman and his wife, which is operated by Mr. Guttman's wife, leases space at one of the Trust's properties. Terms of the lease were negotiated at arms length and reflected prevailing market conditions. Total payments in 1997 for rent, operating expenses and real estate taxes were $86,000. In connection with acquisitions, brokerage commissions of $291,000 were paid in 1997 to a company that is owned by Mr. Guttman's brother. These commissions were paid pursuant to a brokerage contract on terms comparable to terms contained in contracts which the Trust has with brokers providing similar services in other geographic areas. From time to time the Trustees may actively engage on their own behalf and as agents for and advisors to others in real estate transactions, including development and financing. The Trustees have agreed that they will not acquire an interest in any property which meets the investment criteria of the Trust without first offering the property to the Trust.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Trustees and executive officers of the Trust are required to file reports of initial ownership and changes of ownership of the Trust's Shares with the Securities and Exchange Commission and with the New York Stock Exchange. To the Trust's best knowledge, based solely on review of copies of such reports furnished to the Trust and written representations that no other reports were required, the required filings of all such Trustees and executive officers were filed timely.

                                  PROPOSAL 2

                       AMENDMENT TO AMENDED AND RESTATED
                         1993 LONG-TERM INCENTIVE PLAN

  The Trust's shareholders are being asked to approve amendments to the Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan"). The Trust's Compensation Committee and Board of Trustees have approved the amendments and recommend that the shareholders approve the amendments.

  The 1993 Long-Term Incentive Plan (the "1993 Plan") was originally adopted by the Board of Trustees on February 15, 1993, and approved by the shareholders at the 1993 Annual Meeting. The Amended Plan was adopted by the Trust's Compensation Committee and Board of Trustees, and approved by the shareholders at the 1997 Annual Meeting. The Amended Plan provides for awarding of options, stock appreciation rights, restricted shares of beneficial interest in the Trust, no par value ("Shares"), performance awards, stock purchase awards, or other stock-based awards ("Awards") to eligible individuals ("Participants"). The proposed amendments are principally designed to increase (i) the number of Shares available for issuance under the Amended Plan from 4,000,000 to 5,500,000, and (ii) the number of Shares that may be made the subject of Awards under the Amended Plan to a Participant (other than the Chief Executive Officer) in any one calendar year from 100,000 to 250,000. The existing limits were inadequate in designing incentive programs for attracting new candidates for senior positions given the competitive employment market and in designing incentive programs for existing management.

  The following is a summary of the principal provisions of the Amended Plan, including the amendments that will become effective upon shareholder approval of this proposal. The summary, however, does not purport to be a complete description of all the provisions of the Amended Plan, as amended. The proposed Amended Plan, as amended is attached as Exhibit A for your consideration. Capitalized terms used in this summary that are not defined herein have the meanings ascribed to them in the Amended Plan.

OPERATION OF AMENDED PLAN

  Purpose. The Amended Plan is intended to assist the Trust in attracting and retaining highly competent officers, other employees, and consultants. The Amended Plan will act as an incentive in motivating selected officers and key employees to achieve long-term business objectives of the Trust. It gives the Trust added flexibility to tailor individual awards to meet changing business and tax strategies.

  Administration. The Amended Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board of Trustees and are Non-Employee Trustees intended to qualify as "outside directors" as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee members are not eligible to participate in the Amended Plan except with respect to certain automatic, non-discretionary stock option awards and a right to receive Trustees' fees in Shares. The Committee will (i) select the officers, other employees, and consultants of the Trust and its Subsidiaries who will be eligible for and granted Awards, (ii) determine the amount and type of Awards, (iii) establish the rules and guidelines relating to the Amended Plan, (iv) establish, modify, and terminate terms and conditions of Awards; and (v) take such other actions as may be necessary for proper administration of the Amended Plan.

  Duration. The Amended Plan shall terminate without further action of the Trustees and the shareholders on May 13, 2003, the tenth anniversary of the date on which the 1993 Plan was approved by the shareholders.

  Shares Available for Issuance. The Amended Plan, as currently in effect, authorizes the issuance of 4,000,000 Shares. Awards for 3,900,000 Shares have been granted. The Board of Trustees has approved an increase in the number of Shares authorized for award grants from 4,000,000 to 5,500,000.

  The Amended Plan, as currently in effect, also imposes limits on the incentive compensation payable to any Participant in any calendar year in order to comply with Section 162(m) of the Code. It provides that, during the term of the Amended Plan, (i) the Chief Executive Officer may not be granted Awards (other than Performance Units denominated in dollars and Dividend Equivalent Rights) aggregating more than 500,000 Shares per calendar year,
(ii) any other Participant may not be granted Awards (other than Performance Units denominated in dollars and Dividend Equivalent Rights) aggregating more than 100,000 Shares per calendar year, (iii) the Chief Executive Officer may not be granted Dividend Equivalent Rights with respect to more than 500,000 Shares per calendar year, and (iv) any other Participant may not be granted Dividend Equivalent Rights with respect to more than 100,000 Shares per calendar year. With respect to Performance Units denominated in dollars, the Amended Plan provides that the maximum dollar amount that the Chief Executive Officer may be awarded in any calendar year is $3 million; the maximum dollar amount that any other Participant may be awarded in any calendar year is $1 million. The Board of Trustees has approved an increase in the number of Shares a Participant (other than the Chief Executive Officer) may receive pursuant to Awards in any one calendar year from 100,000 to 250,000.

  Amended Plan Participants. Any officer, other employee, or consultant of the Trust and its Subsidiaries may be selected by the Committee to receive an Award under the Amended Plan. Approximately 99 officers and other employees are eligible to participate in the Amended Plan. Non-Employee Trustees are only eligible to receive automatic, non-discretionary, non-employee stock option awards and payment of their Trustees' fees in Shares. Following the Annual Meeting, eight Non-Employee Trustees will be eligible to participate in the Amended Plan.

AWARDS AVAILABLE UNDER THE AMENDED PLAN

  Awards. Awards to Participants under the Amended Plan may take the form of options, stock appreciation rights, restricted shares, performance units and stock purchase awards. The Amended Plan also authorizes the award of performance shares and dividend equivalent rights. Awards under the Amended Plan may be granted alone or in combination with other awards. Non-Employee Trustees may only receive automatic, non-discretionary stock options and payment of their Trustee's fees in Shares under the Amended Plan.

  Stock Options. Stock options meeting the requirements of Section 422 of the Code ("Incentive Stock Options"), and stock options that do not meet such requirements ("Non-Qualified Options") are both available for grant under the Amended Plan, subject to terms and conditions as determined by the Committee. The exercise price for Options must be at least equal to 100% of the Fair Market Value of the Shares on the date of grant of such Option, and the form of its payment is at the sole discretion of the Committee.

  Stock Appreciation Rights. The Amended Plan permits the awarding of a Stock Appreciation Right ("SAR") in connection with the award of an option or as a freestanding right. Upon exercise of the SAR, a Participant may receive cash and/or Shares, at the sole discretion of the Committee, in an amount equal to the value of the excess, if any, of the then per Share Fair Market Value over the per Share Fair Market Value on the date the SAR was awarded (or over the Option exercise price in the case of an SAR awarded in connection with an Option). In the case of an SAR awarded in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the SAR is exercised. When an SAR is awarded, the Committee may establish a limit on the maximum amount a Participant receives on exercise. At the time the SAR is awarded, the Committee will decide the date or dates at which it will become vested and exercisable.

  Dividend Equivalent Rights. Dividend Equivalent Rights ("DERs") may be awarded in tandem with any Award under the Amended Plan and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the date of the vesting, exercise, payment, settlement or other lapse of restrictions on the related Award. The Committee may condition the payment of DERs on the attainment of specified Performance Targets. DERs may be settled in cash or Shares or a combination thereof, in a single payment or multiple installments. With respect to DERs awarded in tandem with an Option, the Committee may provide that a Participant may elect to have amounts payable in respect of such DERs applied against the exercise price of the Option.

  Restricted Shares. The Committee may award Restricted Shares to a Participant. Such an award gives the Participant the right to receive Shares subject to risk of forfeiture based upon certain conditions, as may be determined by the Committee. In addition, the Amended Plan provides that, at the time of award, the Committee may determine the treatment of any applicable dividends.

  Performance Units and Performance Shares. The Committee may award Performance Units (which may be payable in cash or Shares) and Performance Shares. The Amended Plan provides that the vesting of Performance Units and Performance Shares will be based on the Trust's attainment, within an established period of time, of specified Performance Targets to be determined by the Committee. The Performance Targets may be expressed in terms of earnings per Share, Share price, funds from operations, pre-tax profits, net earnings, return on equity or assets, gross revenues, EBITDA, dividends, market share or market penetration, or any combination of the foregoing. Performance Units may be denominated in dollars or in Shares. Payments in respect of Performance Units will be made in cash, Shares or any combination of the foregoing, as determined by the Committee.

  Stock Purchase Awards. The Committee may award to Participants Stock Purchase Awards that consist of a right to purchase Shares, payment for which shall be as the Committee determines. Pursuant to the Amended Plan, the Trust may lend funds to Participants who receive Stock Purchase Awards to pay the income tax associated with any forgiveness of a Purchase Loan. The Committee will determine the extent to which the Trust shall forgive the repayment of all or a portion of a Purchase Loan, if any, and the terms of such forgiveness. The Committee may condition such forgiveness on the attainment of specified Performance Targets within the Award Period.

  Non-Employee Trustees. The Amended Plan provides for the award of a Non-Qualified Option to purchase 2,500 Shares to each Non-Employee Trustee whose term continues after the date of each annual meeting until the termination of the Amended Plan. The exercise price for each such Option is the Fair Market Value of the Shares on the date of award of the Option. Options are exercisable in full commencing six months after the date of award and expire on the tenth anniversary of the date of award. The Amended Plan includes provisions for the exercisability of such Options should a Non-Employee Trustee's service with the Trust terminate, based on the reasons for such termination.

  In addition, Trustees' fees will be payable in cash or Shares or a combination of both, at the election of each Trustee. The amount of the Trustees' fees will be determined by the Committee each year. On or before the time when the fees are set for a year, each Trustee will be required to elect the form of payment of his or her fees. If no election is made, the fees will automatically be paid in Shares. The fees will be paid on the next Business Day that is at least six months after the date on which the amount of fees was set. Shares having a Fair Market Value equal to the amount of the fees payable in Shares will be issued to the Trustee on such date, except that the Trustees will receive cash in lieu of any fractional Shares that would have been otherwise deliverable. Such Shares can be transferred into the Trust's Dividend Reinvestment Plan but are otherwise subject to restrictions on transfer for three years after the date of their issuance.

  Loans. The Committee has the sole discretion to grant loans (apart from Purchase Loans and Tax Loans that are made in connection with the Stock Purchase Awards) under the Amended Plan on such terms and at such rates as it deems reasonable. The loans are required to be used to pay withholding taxes in respect of Awards or the exercise price of Options. Non-Employee Trustees may not receive such loans.

CHANGE IN CONTROL PROVISIONS

  The Amended Plan generally defines a Change in Control to include: (i) the acquisition by any Person, without approval of the Trustees, of Beneficial Ownership of more than 20% of the outstanding Voting Securities of the Trust;
(ii) any election of persons to the Board of Trustees that causes two-thirds of the Board of Trustees to consist of persons other than persons who were members of the Board of Trustees as of the date of the Amended Plan ("Incumbent Trustees") or persons whose election or nomination by the shareholders of the Trust was approved by at least two-thirds of the Incumbent Trustees; (iii) approval of the shareholders of the Trust of a merger, consolidation, or other reorganization involving the Trust, unless (a) the shareholders of the Trust immediately before such transaction constitute, immediately after such transaction, at least a majority of the shareholders of the Surviving Person resulting from such transaction, (b) the Incumbent Trustees constitute at least two-thirds of the members of the governing board of the Surviving Person, and (c) no Person has Beneficial Ownership of 20% or more of the Surviving Person after any such transaction (except to the extent such Person had such Beneficial Ownership before any such transaction); (iv) a complete liquidation or dissolution of the Trust; (v) an agreement for the sale or other disposition of all or substantially all of the Trust's assets.

  Notwithstanding the foregoing, certain events are not deemed to constitute a Change in Control, including reorganization of the Trust into a holding company structure.

  Upon the occurrence of a Change in Control of the Trust, and unless otherwise provided in the applicable Award Agreement, the outstanding Options and SARs will become immediately and fully exercisable under the Amended Plan. In addition, unless the Committee provides otherwise, the restrictions imposed on Restricted Shares and on Non-Employee Trustee Awards lapse upon a Change in Control. The Amended Plan provides for the automatic and accelerated forgiveness of a Purchase Loan upon a Change in Control.

TERMINATION OF EMPLOYMENT

  Options and SARs. The Amended Plan addresses the exercisability of Options and SARs in certain circumstances and allows for customization of agreements governing such exercisability.

  Restricted Shares. Upon termination of employment, a Participant who has been awarded Restricted Shares forfeits the right to receive such Shares to the extent the applicable performance standards, length of service requirements, or other measurement requirements are not met.

  Performance Awards. In the case of Performance Awards, and unless otherwise provided by the Committee in an Award Agreement, in the event of a Participant's termination of employment prior to the end of an Award Period, the Participant will not be entitled to any Performance Units and any Performance Shares will be forfeited. If a Participant's Disability, death, or retirement occurs following at least twelve months of participation in any Award Period, the Participant or such Participant's Beneficiary, as the case may be, will be entitled to receive a pro-rata share of his or her Performance Award.

  Purchase Loans and Tax Loans. Under the Amended Plan, if a Participant's employment with the Trust is terminated for Cause, the balance of the Purchase Loans and Tax Loans made to such Participant will be immediately due and payable. If a Participant's termination of employment occurs by reason of death or Disability, the Committee, in its sole discretion, may provide for the forgiveness of a Purchase Loan as of the date of such a termination in such amount of the original principal amount of the Purchase Loan as the Committee so provides. The balance of any loan and any related withholding taxes are required to be paid to the Trust within 180 days of such termination of employment. If a Participant's employment terminates by reason of resignation, the balance of the Participant's Purchase Loans and Tax Loans will be due and payable within 90 days of such termination. If the Participant is terminated by the Trust without cause, the Participant will have one year to repay his or her loans.

OTHER INFORMATION

  Amendments and Termination. The Board of Trustees may amend or terminate the Amended Plan and the Committee may amend or alter the terms of Awards under the Amended Plan. No such action may affect or impair the rights of a Participant under any Award previously granted without such Participant's consent. No amendment may be made, without shareholder approval, that would require shareholder approval under the Internal Revenue Code or other applicable law unless the Committee determines that compliance with such requirement is no longer desired.

  ERISA. The Amended Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

  Antidilution Provisions. The number of Shares authorized to be issued under the Amended Plan and subject to outstanding Awards (and the purchase or exercise thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change. The Amended Plan provides that no adjustment will be made unless and until such adjustment, either by itself or with other adjustments not previously made but carried forward, would require an increase or decrease of at least 1% in the number of Shares available under the Amended Plan or to which any Award relates immediately prior to the making of such adjustment.

  Transferability. The rights and interests of a Participant in any Award under the Amended Plan are not transferable except by will or the laws of descent and distribution, or in the Committee's sole discretion pursuant to a domestic relations order. During the lifetime of the Participant, only the Participant, or his or her guardian or legal representative, may exercise the Participant's rights under the Amended Plan.

NEW PLAN BENEFITS

  As described above, the selection of the Participants who will receive Awards under the Amended Plan, and the size and type of Awards, is to be determined by the Committee in its sole discretion. As of the date of this Proxy Statement, no awards have been made under the Amended Plan on the basis of the share increase detailed in this Proposal. The number and type of awards to be granted under the Amended Plan to any particular individual cannot be determined as of such date, except for the options that will automatically be awarded to certain Non-Employee Trustees as described in the Amended Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of the principal United States federal income tax consequences relating to grants or awards to employees under the Amended Plan. The Amended Plan is not qualified under Section 401(a) of the Internal Revenue Code. The summary is not intended to be comprehensive and, among other things, does not describe state, local, or foreign tax consequences.

  Stock Options. Generally, a Participant will not recognize taxable income upon the award of a Non-Qualified Option and the Trust will not be entitled to a tax deduction with respect to such award. Upon exercise of the Option, the difference between the Fair Market Value of the Shares on the date of exercise and the exercise price will be taxable as ordinary income to the Participant. The Trust will be entitled to a tax deduction in the same amount and at the same time as the Participant recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Code (which is discussed below). The subsequent disposition of Shares acquired upon the exercise of a Non-Qualified Option will ordinarily result in capital gain or loss.

  Subject to the discussion below, a Participant will not recognize taxable income at the time of award or exercise of an Incentive Stock Option and the Trust will not be entitled to a tax deduction with respect to such award or exercise. However, the exercise of an Incentive Stock Option may result in an alternative minimum tax liability for the Participant.

  Generally, if a Participant holds Shares acquired upon the exercise of an Incentive Stock Option for at least one year after the date of exercise, and for at least two years after the date of award of the Incentive Stock Option, upon disposition of such Shares by the Participant, the difference, if any, between the sale price of the Shares and the exercise price will be treated as long-term capital gain or loss to the Participant. Generally, upon the sale or other disposition of Shares acquired upon the exercise of an Incentive Stock Option within one year after the date of exercise or within two years after date of award of the Incentive Stock Option (a "disqualifying disposition"), any excess of the Fair Market Value of the Shares at the time of exercise of the option over the exercise price of such option will constitute ordinary income to the Participant. Any excess of the amount realized by the holder on the disqualifying disposition over the Fair Market Value of the Shares on the date of exercise will generally be capital gain. Subject to any deduction limitation under Section 162(m) of the Code, the Trust will be entitled to a deduction equal to the amount of such ordinary income recognized by the Participant.

  If an Option is exercised through the use of Shares previously owned by the Participant, such exercise generally will not be considered a taxable disposition of the previously owned Shares and thus no gain or loss will be recognized with respect to such Shares upon such exercise. However, if an Incentive Stock Option is exercised through the use of previously-owned Shares that were acquired on the exercise of an Incentive Stock Option, and the holding period requirement for those Shares is not satisfied at the time they are used to exercise the Option, such use will constitute a disqualifying disposition of the previously-owned Shares resulting in the recognition of ordinary income in the amount described above with respect to disqualifying dispositions.

  Stock Appreciation Rights. No income will be realized by a Participant in connection with the award of any SAR. The Participant must include in ordinary income the amount of cash received and the Fair Market Value on the exercise date of any Shares received upon the exercise of an SAR. The Trust will be entitled to a deduction, subject to the deduction limitation under Section 162(m) of the Code, equal to the amount included in such Participant's income by reason of the exercise of any SAR.

  Dividend Equivalent Rights. A Participant realizes ordinary income upon the receipt of Dividend Equivalent Rights in an amount equal to any cash received and the Fair Market Value of any Shares received, and the Trust will be entitled to a deduction of the same amount, subject to the deduction limitation under Section 162(m) of the Code.

  Restricted Shares and Performance Shares. An award of Restricted Shares or Performance Shares generally does not constitute a taxable event for a Participant or the Trust. However, the Participant will be subject to tax, at ordinary income rates, when any restrictions on ownership of the Restricted Shares or Performance Shares lapse. The Trust will be entitled to take a commensurate deduction at that time, subject to the deduction limitation under
Section 162(m) of the Code.

  A Participant may elect to recognize taxable ordinary income at the time Restricted Shares or Performance Shares are awarded in an amount equal to the Fair Market Value of the Shares at the time of award, determined without regard to any forfeiture restrictions. If such an election is made, the Trust will be entitled to a deduction at that time in the same amounts, subject to the deduction limitation under Section 162(m) of the Code. Future appreciation on the Shares will be taxed at the capital gains rate when the Shares are sold. However, if the Shares are forfeited after making such an election, the Participant will be unable to claim a deduction.

  Performance Units. Generally, a Participant will not recognize any taxable income and the Trust will not be entitled to a deduction upon the award of Performance Units. At the time the Participant receives a payment in respect of Performance Units, the Fair Market Value of any Shares, or the amount of any cash received in payment for such Performance Units generally is taxable to the Participant as ordinary income and the Trust will be entitled to a tax deduction, subject to the deduction limitation under Section 162(m) of the Code.

  Stock Purchase Awards. A Participant who receives a Stock Purchase Award incurs no tax liability and the Trust does not receive any deduction at the time Shares are acquired through a Stock Purchase Award.

However, to the extent a Purchase Loan is forgiven, a Participant will be required to recognize income in an amount equal to the forgiven portion of the loan as such portion is forgiven. The Trust will be entitled to a tax deduction at such time, subject to the deduction limitation under Section 162(m) of the Code.

  Non-Employee Trustee Awards. Non-Employee Trustee Options will receive the same federal income tax treatment as other Non-Qualified Options. The Trustee will recognize ordinary income equal to the Fair Market Value of the Shares received in lieu of Trustees' fees and the Trust will be entitled to a deduction in the same amount, subject to the deduction limitation under
Section 162(m) of the Code.

  Deductibility of Executive Compensation. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held company for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four most highly compensated executive officers employed by the corporation on the last day of the taxable year. Exceptions are made for, among other things, qualified "performance-based compensation." Qualified performance-based compensation means compensation paid solely on account of the attainment of objective performance goals, provided that (i) performance goals are established by a Compensation Committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by shareholders in a separate shareholder vote prior to payment and
(iii) prior to payment, the Compensation Committee certifies that the performance goals were attained and other material terms were satisfied. Except with respect to certain Change in Control payments, the Amended Plan is designed to conform with the performance-based compensation exception to
Section 162(m) of the Code.

  Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of Options or SARs, or the accelerated lapse of restrictions with respect to other Awards, in connection with a Change in Control of the Trust might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Participant may be subject to a 20% excise tax and the Trust may be denied a tax deduction.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the Shares present, in person or by proxy, is required for approval of the amendments to the Amended Plan. The amendments call for (i) an increase in the number of Shares authorized for Awards under the Amended Plan from 4,000,000 to 5,500,000, and
(ii) an increase in the number of Shares a Participant (other than the Chief Executive Officer) may receive pursuant to Awards in any one calendar year from 100,000 to 250,000.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

                                  PROPOSAL 3

              APPROVAL OF OPTION AWARD TO CHIEF EXECUTIVE OFFICER

BACKGROUND

  The Trust's Compensation Committee and Board of Trustees awarded, subject to shareholder approval, a stock option dated September 26, 1997 (the "Option") to Steven J. Guttman, Chief Executive Officer and President of the Trust, to purchase 300,000 shares of beneficial interest in the Trust, no par value ("Shares"), at the exercise price of $24.94, the closing price per Share on the date of award. The award was made as part of the Compensation Committee's goal of linking long-term incentive compensation to increasing shareholder value. The Option award was not made under the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") due to the Amended Plan's individual award limits. The option is exercisable in equal annual installments over four years, beginning on the first anniversary of the date of award.

SUMMARY OF TERMS

  The Option expires ten years from the date of award or earlier in the event of Mr. Guttman's termination of employment, as described below. The terms of the Amended Plan generally govern the Option.

  Upon the Trust's termination of Mr. Guttman for cause, his rights to exercise vested options terminate. Upon the Trust's termination of Mr. Guttman's employment without cause, the Option, to the extent it is outstanding and unvested on the date of such termination of employment, is immediately and fully vested and may be exercised for a period of two years from the date of termination. Upon termination as a result of disability, the Option, to the extent it is outstanding and unvested on Mr. Guttman's disability date, is immediately vested to the extent it would have become vested had Mr. Guttman continued in the employ of the Trust for a period of two years following the disability date, and may be exercised for a period of two years from the date of termination.

  In the event of Mr. Guttman's death or his retirement on or after age 62, the Option, to the extent it is vested, may be exercised for two years. In all other events of termination, including his voluntary resignation, other than after a change in control (as described below) or for cause, the Option, to the extent it is vested, may be exercised for a period of one year. If Mr. Guttman's employment is terminated for cause, the Option terminates immediately.

  In the event of a change in control, the Option, to the extent it is outstanding and unvested on the date of such change in control, shall become immediately and fully vested. Mr. Guttman may surrender the Option, or any portion thereof, to the Trust for cancellation within 60 days and receive a cash payment in an amount equal to the excess, if any, of (x) the greater of
(1) the fair market value of the Shares on the date preceding the surrender, subject to the Option or portion thereof surrendered, or (2) the adjusted fair market value of the Shares, as defined in the Amended Plan, subject to the Option or portion thereof surrendered over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. If Mr. Guttman does not surrender the Option for such cash payment, and if his employment is terminated following a change in control, the Option remains exercisable for one year following such termination, or the term of the Option, whichever is shorter.

  The Option is a non-qualified stock option. The Option requires shareholder approval as a prerequisite for the listing of shares underlying the Option on the New York Stock Exchange, Inc., and, because the Option is awarded outside the limits of the Amended Plan, to permit the Trust to obtain a tax deduction arising from Mr. Guttman's exercise of the Option, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended. For a summary of the federal income tax consequences relating to non-qualified stock options, see Proposal 2, above.

  The Option was awarded as part of the Compensation Committee's 1997 review of compensatory arrangements between its most senior executive officers and the Trust, as discussed in last year's proxy statement and in this proxy statement. The Committee's primary objectives in granting the Option were to maintain the total compensation package for Mr. Guttman at a level that is competitive with the total compensation paid to Chief Executive Officers of companies in its Survey Group, to link his compensation to the performance of the Trust, and to align his interests with the shareholders' long-term interests.

  The following table sets forth the benefits that may be received by Steven
J. Guttman if the award of options to purchase Shares is approved. The closing price per Share on September 26, 1997 was $24.94.

                               NEW PLAN BENEFITS

                   AWARD OF OPTION TO PURCHASE COMMON STOCK
                           TO STEVEN J. GUTTMAN (1)

NAME AND POSITION                              DOLLAR VALUE ($) NUMBER OF SHARES
-----------------                              ---------------- ----------------
Steven J. Guttman.............................       --             300,000
 President and Chief Executive Officer

--------
(1) Under this Option award, no options or other benefits will accrue to any current directors, any executive officers, or any other current employees of the Trust other than Mr. Guttman.

  The affirmative vote of the holders of a majority of the Shares present, in person, or by proxy, is required for approval of Proposal 3.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Grant Thornton LLP has been selected as independent public accountants for the Trust for the current year, and examined the Trust's financial statements for the year ended December 31, 1997. Grant Thornton LLP also provided limited reviews of the Trust's quarterly financial information and assisted in connection with certain other filings with the Securities and Exchange Commission.

  A representative of Grant Thornton LLP will be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from shareholders.

                                 ANNUAL REPORT

  A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE TRUST, 1626 EAST JEFFERSON STREET, ROCKVILLE, MARYLAND 20852, ATTENTION:
MS. KATHY KLEIN, VICE PRESIDENT--CORPORATE COMMUNICATIONS. THE FORM 10-K INCLUDES CERTAIN EXHIBITS, WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE TRUST'S REASONABLE EXPENSES.

       SOLICITATION OF PROXIES, SHAREHOLDER PROPOSALS AND OTHER MATTERS

  The cost of this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, Trust officials may solicit proxies in person and by telephone or telegraph, and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of Shares.

  Proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received by the Trust no later than November 30, 1998 to be considered for inclusion in the Trust's proxy statement and form of proxy relating to such meeting.

  The Trustees know of no other business to be presented at the Annual Meeting. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

  You are urged to complete, sign, date and return your proxy promptly to make certain your Shares will be voted at the Annual Meeting. For your convenience in returning the proxy, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States.

                                          For the Trustees,

                                          LOGO

                                          Catherine R. Mack
                                          Vice President--General
                                          Counsel and Secretary

          YOUR PROXY IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
                     PLEASE SIGN, DATE AND MAIL IT TODAY.

                        FEDERAL REALTY INVESTMENT TRUST

                             AMENDED AND RESTATED
                         1993 LONG-TERM INCENTIVE PLAN

ARTICLE I. PURPOSE AND ADOPTION OF THE PLAN

  1.01 PURPOSE. The purpose of the Federal Realty Investment Trust Amended and Restated 1993 Long-Term Incentive Plan (hereinafter referred to as the "Plan") is to assist the Trust (as hereinafter defined) in attracting and retaining individuals to serve as Trustees and highly competent personnel who will contribute to the Trust's success and to act as an incentive in motivating selected officers and key employees to achieve long-term objectives which will inure to the benefit of all shareholders of the Trust. It is intended that this purpose be achieved by extending to officers, employees, consultants, and Trustees of the Trust and its Subsidiaries a long-term incentive for high levels of performance and efforts through the grant of Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and/or Restricted Shares (as each such term is herein defined).

  1.02 ADOPTION, AMENDMENT AND TERM. The 1993 Long-Term Incentive Plan (the "1993 Plan") was originally approved by the Trustees in 1993 and thereafter approved by the Trust's shareholders at the 1993 Annual Meeting of Shareholders. The first amendment and restatement of the 1993 Plan was approved by the Trustees on March 24, 1997 subject to the approval of the Trust's shareholders at the 1997 Annual Meeting of Shareholders. The 1993 Plan was amended and restated at the 1997 Annual Meeting at which a quorum was present and a majority of the votes cast at such meeting with respect to the Plan were cast in favor of its approval (including, without limitation, abstentions to the extent abstentions may be counted). The Plan was amended further by the Board of Trustees on October 6, 1997. The Plan shall terminate without further action of the Trustees and the shareholders on the tenth anniversary of the date on which the 1993 Plan was approved by the shareholders.

ARTICLE II. DEFINITIONS

  For purposes of this Plan, capitalized terms shall have the following meanings:

  2.01 ACCEPTANCE DATE means the date, no later than the twentieth (20th) Business Day after the Offer Date, on which a Participant accepts an offer to purchase Shares made pursuant to a Stock Purchase Award.

  2.02 ADJUSTED FAIR MARKET VALUE means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the sixty (60) day period ending on the date of the Change in Control.

  2.03 ANNUAL RETAINER means the total amount which is determined each year by the Trustees to be payable to each Non-Employee Trustee for services during such year as a Non-Employee Trustee and as a member of a committee or committees of the Trustees.

  2.04 ANNUAL RETAINER PAYMENT DATE means the date determined each year by the Trustees as the date on which the Annual Retainer for such year shall be paid. The Annual Retainer Payment Date for a year shall be at least six months after the date on which the amount of the Annual Retainer for such year is determined.

  2.05 AWARD means (a) any grant to a Participant of any one or a combination of Non-Qualified Stock Options or Incentive Stock Options (with or without Stock Appreciation Rights) described in Article VI, Dividend Equivalent Rights described in Article VI, Restricted Shares described in Article VII, Performance Awards described in Article VIII, or Stock Purchase Awards described in Article IX or (b) any grant to a Non-Employee Trustee of a Non-Employee Trustee Award described in Article X.

  2.06 AWARD AGREEMENT means a written agreement between the Trust and a Participant or a written acknowledgment from the Trust specifically setting forth the terms and conditions of an Award granted to a Participant.

  2.07 AWARD PERIOD means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

  2.08 BENEFICIAL OWNERSHIP means ownership within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

  2.09 BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Trust or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

  2.10 BUSINESS DAY means any day on which the New York Stock Exchange is open for trading.

  2.11 CAUSE means (a) the definition set forth in the employment or other agreement between the Participant and the Trust or, in absence thereof, (b)
Participant's: (i) failure (other than failure due to disability) to substantially perform his duties with the Trust, which failure remains uncured after written notice thereof and the expiration of a reasonable period of time thereafter in which Participant is diligently pursuing cure; (ii) willful misconduct which is demonstrably and materially injurious to the Trust or an affiliate thereof, monetarily or otherwise; (iii) breach of fiduciary duty involving personal profit; or (iv) willful violation in the course of performing his duties for the Trust of any law, rule or regulation (other than traffic violations or misdemeanor offenses). No act or failure to act shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Trust.

  2.12 CHANGE IN CAPITALIZATION means any increase or reduction in the number of Shares, or any change (including, without limitation, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Trust or another Person, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, property dividend, combination or exchange of shares, change in corporate structure or substantially similar event.

  2.13 CHANGE IN CONTROL means any of the events set forth below; provided, however, that the Committee, in its sole discretion, may specify a more restrictive definition of Change in Control in any Award Agreement and, in such event, the definition of Change in Control set forth in the Award Agreement shall apply to the Award granted under such Award Agreement:

    (a) An acquisition in one or more transactions (other than directly from the Trust or pursuant to options granted under this Plan or otherwise by the Trust) of any Trust Voting Securities by any Person immediately after which such Person has Beneficial Ownership of 20% or more of the combined voting power of the then outstanding Trust Voting Securities; provided, however, in determining whether a Change in Control has occurred, Trust Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Trust or (y) a Subsidiary, (ii) the Trust or any Subsidiary, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

    (b) The individuals who, as of the date of this Plan, are members of the Trustees (the "Incumbent Trustees"), cease for any reason to constitute at least two-thirds of the Trustees; provided, however, that if the election, or nomination for election by the Trust's shareholders, of any new member was approved by a vote of at least two-thirds of the Incumbent Trustees, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Trustees; provided, further, however, that no individual shall be considered a member of the Incumbent Trustees if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Trustees (a "Proxy Contest"), including, without limitation, by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (c) Approval by shareholders of the Trust of

      (1) A merger, consolidation or other reorganization involving the Trust, unless:

        (i) the shareholders of the Trust, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or other reorganization, at least a majority of the combined voting power of the outstanding voting securities of the Person resulting from such merger, consolidation or other reorganization (the "Surviving Person") in substantially the same proportion as their ownership of the Trust Voting Securities immediately before such merger, consolidation or other reorganization,

        (ii) the individuals who were members of the Incumbent Trustees immediately prior to the execution of the agreement providing for such merger, consolidation or other reorganization constitute at least two-thirds of the members of the governing board of the Surviving Person,

        (iii) no Person (other than the Trust or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Trust or any Subsidiary, or any Person which, immediately prior to such merger, consolidation, or other reorganization had Beneficial Ownership of 20% or more of the then outstanding Trust Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Person's then outstanding voting securities, and

        (iv) a transaction described in clauses (i) through (iii) shall herein be referred to as a "Non-Control Transaction,"

      (2) A complete liquidation or dissolution of the Trust; or

      (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Trust to any Person (other than a transfer to a Subsidiary).

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Trust Voting Securities as a result of the acquisition of Trust Voting Securities by the Trust which, by reducing the number of Trust Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject
Person: provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Trust Voting Securities by the Trust, and after such share acquisition by the Trust, the Subject Person becomes the Beneficial Owner of any additional Trust Voting Securities which increases the percentage of the then outstanding Trust Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (ii) if the Trust (a) establishes a wholly-owned subsidiary ("Holding Company"), (b) causes the Holding Company to establish a wholly-owned subsidiary ("Merger Sub"), and (c) merges with Merger Sub, with the Trust as the surviving entity (such transactions collectively are referred as the "Reorganization"). Immediately following the completion of the Reorganization, all references to the Trust Voting Securities shall be deemed to refer to the voting securities of the Holding Company.

  2.14 CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

  2.15 COMMITTEE means a Committee designated by the Trustees having the power and authority to administer the Plan in accordance with Section 3.01 and as described in Section 3.02.

  2.16 DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

  2.17 DISABILITY means any physical or mental injury or disease which renders a Participant incapable of meeting the requirements of the employment performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Committee in its sole discretion. Notwithstanding the foregoing, if a Participant's employment by the Trust terminates by reason of a disability, as defined in an employment or other agreement between such Participant and the Trust, such Participant shall be deemed to be disabled for purposes of the Plan.

  2.18 DISABILITY DATE means the date which is six months after the date on which a Participant is first absent from active employment with the Trust by reason of a Disability.

  2.19 DISINTERESTED PERSON shall have the meaning set forth in Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Exchange Act.

  2.20 DIVIDEND EQUIVALENT RIGHT means a right, as described in Section 6.05, to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

  2.21 DIVISION means any of the operating units or divisions of the Trust or a Subsidiary thereof designated as a Division by the Committee.

  2.22 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

  2.23 FAIR MARKET VALUE means, as of any given date, with respect to any Awards granted hereunder, the closing trading price of the Shares on such date as reported on the New York Stock Exchange or, if the Shares are not then traded on the New York Stock Exchange, on such other national securities exchange on which the Shares are admitted to trade, or, if none, on the National Association of Securities Dealers Automated Quotation System if the Shares are admitted for quotation thereon; provided, however, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading.

  2.24 INCENTIVE STOCK OPTION means an Option designated as an incentive stock option and which satisfies the requirements of Section 422 of the Code.

  2.25 INTEREST means the amount of interest accrued on a Purchase Loan or a Tax Loan made to a Participant during the relevant period. Interest on a Purchase Loan or a Tax Loan shall accrue at a fixed rate per annum during the entire term of the relevant loan. The interest rate for a Purchase Loan shall be calculated by dividing (i) the amount of cash dividend paid on one Share for the calendar year preceding the Acceptance Date by (ii) the Share Price, or such other interest rate as the Committee, in its sole discretion, determines. The interest rate for a Tax Loan shall be identical to the interest rate charged on the related Purchase Loan. In no event, however, shall such rates be greater than the maximum rate chargeable to consumers under the usury laws of the State of Maryland.

  2.26 NON-EMPLOYEE TRUSTEE means each member of the Trustees who is not an employee of the Trust.

  2.27 NON-EMPLOYEE TRUSTEE AWARDS means Awards granted in accordance with
Article X.

  2.28 NON-QUALIFIED STOCK OPTION means an Option which is not an Incentive Stock Option.

  2.29 NORMAL RETIREMENT DATE means the date on which a Participant terminates active employment with the Trust on or after attainment of age 65, but does not include termination by the Trust for Cause.

  2.30 OFFER DATE means the date on which the Committee grants a Participant a Stock Purchase Award.

  2.31 OPTIONS means any Incentive Stock Option or Non-Qualified Stock Option granted pursuant to the Plan.

  2.32 OPTIONEE means a person to whom an Option has been granted under the Plan.

  2.33 OTHER RETIREMENT DATE means a date, on or after the Participant's attainment of age 55 but earlier than the Participant's Normal Retirement Date, which is specifically approved and designated in writing by the Committee to be the date upon which a Participant retires for purposes of this Plan.

  2.34 OUTSTANDING SHARES means, at any time, the issued and outstanding
Shares.

  2.35 PARTICIPANT shall mean any individual selected by the Committee to receive an Award under the Plan in accordance with Article V and, solely to the extent provided in Article X of the Plan, any Non-Employee Trustees of the Trust.

  2.36 PERFORMANCE AWARD means Performance Units, Performance Shares or any combination thereof.

  2.37 PERFORMANCE SHARES means Shares issued or transferred to a Participant under Section 8.03

  2.38 PERFORMANCE TARGET has the meaning set forth in Section 8.01.

  2.39 PERFORMANCE UNITS means Performance Units granted to a Participant under Section 8.02.

  2.40 PERSON means "person" as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, firm, corporation, partnership, joint venture, association, trust or other entity, or any group of Persons.

  2.41 PLAN means the Federal Realty Investment Trust Amended and Restated 1993 Long-Term Incentive Plan as set forth herein, and as the same may be amended from time to time.

  2.42 POOLING TRANSACTION means an acquisition of the Trust in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

  2.43 PURCHASE LOAN means the loan provided to a Participant by the Trust to facilitate the Participant's purchase of Shares pursuant to a Stock Purchase Award.

  2.44 PURCHASE LOAN TERM means the period for repayment and satisfaction of a Purchase Loan.

  2.45 RELOAD OPTION shall have the meaning set forth in Section 6.03(f).

  2.46 RESTRICTED SHARES means Shares subject to restrictions imposed in connection with Awards granted under Article VII.

  2.47 RULE 16B-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

  2.48 SHARE PRICE means the price per share at which the Stock Purchase Award shall be offered to a Participant, and shall be equal to the greater of (i) the average of the closing price of a share in the New York Stock Exchange for the twenty (20) trading days prior to the Offer Date or (ii) the Fair Market Value of a Share on the Acceptance Date.

  2.49 SHARES mean the common shares of beneficial interest in the Trust, no par value per share.

  2.50 STOCK PURCHASE AWARD means an Award, granted in accordance with Article IX, of the right to acquire Shares.

  2.51 STOCK PURCHASE PRICE means the number of Shares in a Participant's Stock Purchase Award multiplied by the Share Price.

  2.52 STOCK APPRECIATION RIGHTS means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 6.04.

  2.53 SUBSIDIARY means any Person of which a majority of its voting power or equity securities or equity interests is owned directly or indirectly by the Trust.

  2.54 TAX LOAN means a loan (or loans) offered to and accepted by a Participant to offset all or a portion of federal and state taxes that a Participant incurs as a result of the Trust's forgiveness of his Purchase Loan.

  2.55 TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Trust for any reason, including, without limitation, death, Disability, retirement or as the result of a Change in Control. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole discretion.

  2.56 TRUST means Federal Realty Investment Trust, a District of Columbia unincorporated business trust, and its successors.

  2.57 TRUST VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Trust entitled to vote generally in the election of the Trustees.

  2.58 TRUSTEES means the Board of Trustees of the Trust.

ARTICLE III. ADMINISTRATION

  3.01 AUTHORITY OF COMMITTEE.

    (a) The Plan shall be administered by the Committee which shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretion to interpret the Plan, to select the officers, other employees, consultants and Trustees (other than Non-Employee Trustees) to whom Awards may be granted, to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Awards as it determines appropriate and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may, with respect to Participants who are not subject to Section 16(b) of the Exchange Act, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Trust.

    (b) Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan, including, without limitation, Section 11.13(b), the Committee shall have the authority to accelerate an Award described in Section 2.05(a) and to waive restrictive conditions for an Award described in Section 2.05(a) (including, without limitation, any forfeiture conditions), in such circumstances as the Committee deems appropriate. In the case of any acceleration of an Award described in Section 2.05(a) after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs.

  3.02 COMMITTEE. The Committee shall consist of at least two (2) members of the Trustees and may consist of the entire Trustees; provided, however, that
(A) if the Committee consists of less than the entire Trustees, each member shall be a "Non-Employee Director" within the meaning of Exchange Act Rule 16b-3 and (B) to the extent necessary for any Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Trustees, shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings.

  3.03 REQUISITE ACTION. A quorum shall consist of not fewer than two-thirds of the members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held.

  3.04 EXCULPATION. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his own willful misfeasance, gross negligence or reckless disregard of his duties. The Trust hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

ARTICLE IV. AWARDS

  4.01 PERFORMANCE UNITS DENOMINATED IN DOLLARS. The maximum dollar amount that the Chief Executive Officer of the Trust may be awarded in any calendar year in respect of Performance Units denominated in dollars is $3 million, and the maximum dollar amount that any Participant (except the Chief Executive Officer of the Trust) may be awarded in any calendar year in respect of Performance Units denominated in dollars is $1 million.

  4.02 NUMBER OF SHARES ISSUABLE. Subject to adjustments as provided in
Section 11.06, the maximum number of Shares that may be made the subject of Awards granted under the Plan is 5,500,000; provided, however, that during the term of the Plan (i) no Participant (other than the Chief Executive Officer of the Trust) may be granted Awards (other than Performance Units denominated in dollars and Dividend Equivalent Rights) in the aggregate in respect of more than 250,000 Shares per calendar year, (ii) the Chief Executive Officer of the Trust may not be granted Awards (other than Performance Units denominated in dollars and Dividend Equivalent Rights) in the aggregate in respect of more than 500,000 Shares per calendar year, (iii) no Participant (other then the Chief Executive Officer of the Trust) may be granted Dividend Equivalent Rights with respect to more than 250,000 Shares per calendar year, (iv) the Chief Executive Officer of the Trust may not be granted Dividend Equivalent Rights with respect to more than 500,000 Shares per calendar year, and (v) the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options granted under the Plan become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. The Trust shall reserve, for purposes of the Plan, out of its authorized but unissued Shares or Shares held in the Trust's treasury, or partly out of each, such number of Shares as shall be determined by the Trustees.

  4.03 REDUCTION. Solely for purposes of applying the Section 4.02 limit on the maximum number of Shares that may be made the subject of Awards granted under the Plan (but not for purposes of applying the Section 4.02 limits on the number of Shares per calendar year that may be made the subject of Awards granted to individual Participants), upon the granting of an Award, the maximum number of Shares available under Section 4.02 for the granting of further Awards shall be reduced as follows:

    (a) In connection with the granting of an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Award is granted or denominated.

    (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

  4.04 SHARES SUBJECT TO TERMINATED AWARDS. Solely for purposes of applying the Section 4.02 limit on the maximum number of Shares that may be made the subject of Awards granted under the Plan (but not for purposes of applying the Section 4.02 limits on the number of Shares per calendar year that may be made the subject of Awards granted to individual Participants), whenever any outstanding Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Award may again be the subject of Awards granted hereunder.

ARTICLE V. PARTICIPATION

  5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such officers, other employees, consultants and Trustees of the Trust and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. More than one type of Award may be granted to a Participant at one time or at different times. Non-Employee Trustees shall receive Non-Employee Trustee Awards in accordance with Article X of the Plan, the provisions of which are automatic and non-discretionary in operation. Non-Employee Trustees shall not be eligible to receive any other Awards under the Plan.

ARTICLE VI. STOCK OPTIONS

  6.01 GRANT OF OPTION. The Committee may grant Options to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall, subject to the provisions of the Plan, be in such form as the Committee may, from time to time, approve, and the terms and conditions of Option Awards need not be the same with respect to each Participant. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

  6.02 INCENTIVE STOCK OPTIONS. In the case of any grant of an Option, designated by the Committee to be an Incentive Stock Option, each provision in the Plan and in any related Award Agreement shall, to the maximum extent possible, be interpreted in such a manner as to qualify the Option as an Incentive Stock Option. If any provision of this Plan or such Award Agreement shall be held not to comply with the requirements necessary to so qualify such Option, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to qualify the Option as an Incentive Stock Option, and (ii) all other provisions of this Plan and the Award Agreement relating to such Option shall remain in full force and effect. If any Award Agreement covering an Option designated by the Committee to be an Incentive Stock Option shall not explicitly include any terms required to qualify such Option as an Incentive Stock Option, all such terms shall be deemed implicit in the designation of such Option and the Option shall be deemed to have been granted subject to all such terms.

  6.03 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

    (a) Option Price. The price per Share of an Option shall be determined by the Committee at the Date of Grant but shall be not less than the Fair Market Value of a Share on the Date of Grant.

    (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the Date of Grant. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term so extended exceed the maximum term provided for in the preceding sentence.

    (c) Exercisability. Subject to Sections 6.03(g) and 6.03(h)(i) of the Plan, (i) an Award Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, without limitation, a requirement that an Option is exercisable in periodic installments) as may be determined by the Committee at the time of grant, and (ii) no Option may be exercised in whole or in part prior to six months from the Date of Grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

    (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the Award Period, only by giving written notice of exercise delivered in person or by mail to the Secretary of the Trust at the Trust's principal executive office. Such notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including, without limitation, payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer). If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Shares duly owned by the Participant (and for which the Participant has good title, free and clear of any liens and encumbrances) or, in the case of Non-Qualified Stock Options, of Restricted Shares or by reduction in the number of Shares issuable upon such exercise based, in each case, on the Fair Market Value of the Shares on the date the Option is exercised (without regard to any forfeiture restrictions, applicable to Restricted Shares). No Shares shall be issued until Participant shall generally have the rights to dividends or other rights of a shareholder with respect to Shares subject to the Option when the Participant has given written notice of exercise and has paid for such Shares as provided herein. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Shares, an equivalent number of Shares issued on exercise of the Option shall be subject to the same restrictions and conditions for the remainder of the Award Period applicable to the Restricted Shares surrendered therefor.

    (e) Alternative Method of Exercise. If the Fair Market Value of the Shares with respect to which the Option is being exercised exceeds the exercise price of such Option, an Optionee may, instead of exercising an Option as provided in Section 6.03(d), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the exercise price of the Option, such difference to be determined as of the date prior to the date the Committee receives the request from the Optionee. The Committee, in its sole discretion, may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Trust to make the payment to the Optionee either in cash or in Shares or in any combination thereof; provided, however, that payment in Shares shall be made based upon the Fair Market Value of Shares as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 6.03(e).

    (f) Reload Options. On or before the date of the 1997 Annual Meeting of Shareholders, the Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant shall be granted a Non-Qualified Stock Option (a "Reload Option") in the event such Participant exercises all or a part of an Option (an "Original Option") by surrendering in accordance with Section 6.03(d) of the Plan already owned Shares in full or partial payment of the purchase price under the Original Option, subject to the availability of Shares under the Plan at the time of such exercise, and subject to the limits provided for in Section 4.02; provided, however, that no Reload Option shall be granted to a Non-Employee Trustee. Each Reload Option shall cover a number of Shares equal to the number of Shares surrendered in payment of the purchase price under such Original Option, shall have a purchase price per Share equal to the Fair Market Value of a Share on the Date of Grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time after the Date of Grant of such Reload Option (or, as the Committee in its sole discretion shall determine at or after the time of grant, at such time or times as shall be specified in the Reload Option); provided, however, that a Reload Option granted to a Participant subject to Section 16 of the Exchange Act shall not be exercisable during the first six months from the Date of Grant of such Reload Option. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 6.03(f), as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the Shares received upon exercise of the Original Option representing at least the after-tax profit received upon exercise of the Original Option, as the Committee in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Committee or in the Award Agreements evidencing the Reload Options.

    (g) Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, in the sole discretion of the Committee at the time of an Award, and to the extent set forth in an Award Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Trust for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Non-Qualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered, or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered.

    (h) Exercise of Options Upon Termination of Employment.

      (i) Exercise of Vested Options Upon Termination of Employment.

        (A) Termination. Subject to Section 6.03(b), unless the Committee, in its sole discretion, provides otherwise, upon a Participant's Termination of Employment other than by reason of death, Disability or retirement on or after the Participant's Normal Retirement Date or following a Change in Control, the Participant may, within three months from the date of such Termination of Employment, or such longer period as the Committee, in its sole discretion, provides, exercise all or any part of his Options as were exercisable at the date of Termination of Employment; provided, however, that if such Termination of Employment is for Cause, the right of such Participant to exercise such Options shall terminate at the date of Termination of Employment.

        (B) Disability or Retirement. Subject to Section 6.03(b), unless the Committee, in its sole discretion, provides otherwise, upon a Participant's Disability Date or Termination of Employment by reason of retirement on or after the Participant's Normal Retirement Date, the Participant may, within two years after such Disability Date or Termination of Employment, as the case may be, exercise all or a part of his Options which were exercisable upon such Disability Date or Termination of Employment (or which became exercisable at a later date pursuant to Section 6.03(h)(ii)).

        (C) Death. Subject to Section 6.03(b), unless the Committee, in its sole discretion, provides otherwise, in the event of the death of a Participant while employed by the Trust or within the additional period of time described in Section 6.03(h)(i)(B) from the date of the Participant's Disability Date or Termination of Employment by reason of retirement on or after the Participant's Normal Retirement Date to the extent all or any part of the Option was exercisable as of the Disability Date or the date of such Termination of Employment and did not expire during such additional period and prior to the Participant's death, the right of the Participant's Beneficiary to exercise the Option under the Plan shall expire upon the expiration of two years from the date of the Participant's death (but in no event more than two years from the Participant's Disability Date or the date of the Participant's Termination of Employment, as the case may be) or on the date of expiration of the Option determined pursuant to Section 6.03(b), whichever is earlier. In all other cases of death following a Participant's Termination of Employment, the Participant's Beneficiary may exercise the Option within the time provided in 6.03(h)(i)(A), above. In the event of the Participant's death, the Committee may, in its sole discretion, accelerate the right to exercise all or any part of an Option which would not otherwise be exercisable.

        (D) Change in Control. Subject to Section 6.03(b), upon an Optionee's Termination of Employment following a Change in Control, each Option held by the Optionee that was exercisable as of the date of such Termination of Employment shall remain exercisable for a period not ending before the earlier of (A) the first anniversary of the termination of the Optionee's employment or (B) the expiration of the stated term of the Option.

      (ii) Termination of Unvested Options Upon Termination of
    Employment. Subject to Section 6.03(b), to the extent all or any part of an Option was not exercisable as of the date of Termination of Employment, the right to exercise such Option shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, and subject to Section 6.03(b), the Committee, in its sole discretion and under such terms as it deems appropriate, may permit a Participant who terminates employment on or after the Participant's Normal Retirement Date or Other Retirement Date and who will continue to render significant services to the Trust after his Termination of Employment, to continue to accrue service with respect to the right to exercise his Options during the period in which the individual continues to render such services.

  6.04 STOCK APPRECIATION RIGHTS.

    (a) Stock Appreciation Right Awards. The Committee may, in its sole discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 6.04, be subject to the same terms and conditions as the related Option.

    (b) Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

    (c) Stock Appreciation Right Related to an Option.

      (i) Exercise. Subject to Section 6.04(h), a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

      (ii) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the holder shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including, without limitation, such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

      (iii) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock

    Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

    (d) Stock Appreciation Right Unrelated to an Option. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 6.04(h)), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Participant shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

    (e) Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant only by a written notice delivered in person or by mail to the Secretary of the Trust at the Trust's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Trust, the Participant shall deliver the Award Agreement evidencing the Stock Appreciation Right being exercised and the Award Agreement evidencing any related Option to the Secretary of the Trust who shall endorse thereon a notation of such exercise and return such Agreement to the Participant.

    (f) Form of Payment. Payment of the amount determined under Sections 6.04(c) and (d) may be made in the sole discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

    (g) Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Award Agreement without the Participant's consent.

    (h) Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, in the sole discretion of the Committee at the time of an Award, and to the extent set forth in an Award Agreement evidencing the grant of a Stock Appreciation Right (but not with respect to any Stock Appreciation Right granted in connection with an Incentive Stock Option), a Participant will be entitled to receive a payment from the Trust in cash or Shares, in either case, with a value equal to the excess, if any, of (A) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised.

    (i) Exercise of Stock Appreciation Rights Upon Termination of Employment.

      (i) Exercise of Vested Stock Appreciation Rights Upon Termination of Employment.

        (A) Termination. Subject to Section 6.04(c) or (d), as the case may be, unless the Committee, in its sole discretion, provides otherwise, upon a Participant's Termination of Employment other than by reason of death, Disability or retirement on or after the Participant's Normal Retirement Date or following a Change in Control, the Participant may, within three months from the date of such Termination of Employment, or such longer period as the Committee, in its sole discretion, provides, exercise all or any part of his Stock Appreciation Rights as were exercisable at the date of Termination of Employment; provided, however, that if such Termination of Employment is for Cause, the right of such Participant to exercise such Stock Appreciation Rights shall terminate at the date of Termination of Employment.

        (B) Disability or Retirement. Subject to Section 6.04(c) or (d), as the case may be, unless the Committee, in its sole discretion, provides otherwise, upon a Participant's Disability Date or Termination of Employment by reason of retirement on or after the Participant's Normal

      Retirement Date, the Participant may, within two years after such Disability Date or Termination of Employment, as the case may be, exercise all or a part of his Stock Appreciation Rights which were exercisable upon such Disability Date or Termination of Employment (or which became exercisable at a later date pursuant to Section 6.04(i)(ii)).

        (C) Death. Subject to Section 6.04(c) or (d), as the case may be, unless the Committee, in its sole discretion, provides otherwise, in the event of the death of a Participant while employed by the Trust or within the additional period of time described in Section 6.04(i)(i)(B) from the date of the Participant's Disability Date or Termination of Employment by reason of retirement on or after the Participant's Normal Retirement Date to the extent all or any part of the Stock Appreciation Right was exercisable as of the Disability Date or the date of such Termination of Employment did not expire during such additional period and prior to the Participant's death, the right of the Participant's Beneficiary to exercise the Stock Appreciation Right under the Plan shall expire upon the earlier of
      (x) the expiration of two years from the date of the Participant's death (but in no event more than two years from the Participant's Disability Date or the date of the Participant's Termination of Employment, as the case may be) or (y) the date of expiration of the Stock Appreciation Right determined pursuant to Section 6.04(c) or
      (d), as the case may be. In all other cases of death following a Participant's Termination of Employment, the Participant's Beneficiary may exercise the Stock Appreciation Right within the time provided in 6.04(i)(i)(A), above. In the event of the Participant's death, the Committee may, in its sole discretion, accelerate the right to exercise all or any part of a Stock Appreciation Right which would not otherwise be exercisable.

        (D) Change in Control. Subject to Section 6.04(c) or (d), as the case may be, upon a Participant's Termination of Employment following a Change in Control, each Stock Appreciation Right held by the Participant that was exercisable as of the date of such Termination of Employment shall remain exercisable for a period not ending before the earlier of (A) the first anniversary of the termination of the Participant's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

      (ii) Termination of Unvested Stock Appreciation Rights Upon Termination of Employment. Subject to Section 6.04(c) or (d), as the case may be, to the extent all or any part of a Stock Appreciation Right was not exercisable as of the date of Termination of Employment, the right to exercise such Stock Appreciation Right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, and subject to Section 6.04(c) or (d), as the case may be, the Committee, in its sole discretion and under such terms as it deems appropriate, may permit a Participant who terminates employment on or after the Participant's Normal Retirement Date or Other Retirement Date and who will continue to render significant services to the Trust after his Termination of Employment, to continue to accrue service with respect to the right to exercise his Stock Appreciation Rights during the period in which the individual continues to render such services.

  6.05 DIVIDEND EQUIVALENT RIGHTS. The Committee, in its sole discretion, may grant to Participants Dividend Equivalent Rights in tandem with an Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Award Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments. With respect to Dividend Equivalent Rights granted in tandem with an Option, the Award Agreement may provide that the

Participant may elect to have amounts payable in respect of such Dividend Equivalent Rights applied against the exercise price of such Option. To the extent necessary for any Dividend Equivalent Right intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms and conditions of the Dividend Equivalent Right shall be such that payment of the Dividend Equivalent Right is contingent upon the attainment of specified Performance Targets within the Award Period, as provided for in
Article VIII, and such Dividend Equivalent Right shall be treated as a Performance Award for purposes of Section 11.13(b).

ARTICLE VII. RESTRICTED SHARES

  7.01 RESTRICTED SHARE AWARDS. The Committee, in its sole discretion, may grant to Participants Restricted Shares, either alone or in addition to other Awards. The Committee may grant to any Participant an Award of Restricted Shares in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

    (a) Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award, the Trust shall cause to be transferred on the books of the Trust Shares, registered on behalf of the Participant in nominee form, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Trust retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Trust with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Trust. All Shares covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by and between the Trust and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the stock certificates representing such Restricted Shares shall be held in custody by the Trust or its designee. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(e), one or more stock certificates, registered in the name of the Participant, for an appropriate number of Shares as provided in
  Section 7.01(e), free of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

    (b) Shareholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in
  Section 7.01(a), the Participant shall become a shareholder of the Trust with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, subject to the provisions of Section 7.01(c).

    (c) Treatment of Dividends. At the time an Award of Restricted Shares is granted, the Committee may, in its sole discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Restricted Shares shall be (i) deferred until the lapsing of the restrictions imposed upon such Restricted Shares and (ii) held by the Trust for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as Restricted Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Restricted Shares (whether held in cash or as additional Shares of Restricted Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Restricted Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Restricted Shares shall be forfeited upon the forfeiture of such Restricted Shares.

    (d) No Pledge. None of the Restricted Shares may be pledged.

    (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.06, the Trust shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

    (f) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of grant of an Award of Restricted Shares, any restriction periods and restrictions imposed on Restricted Shares under the Plan shall lapse upon a Change in Control and within ten (10) Business Days the stock certificates representing Restricted Shares, without any such restrictions, shall be delivered to the applicable Participant.

  7.02 TERMS OF RESTRICTED SHARES.

    (a) Forfeiture of Restricted Shares. Subject to Sections 7.01(f) and 7.02(b), all Restricted Shares shall be forfeited and returned to the Trust and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Trust as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

    (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including, without limitation, the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate, provided that the Participant shall at that time have completed at least one year of employment after the Date of Grant.

ARTICLE VIII. PERFORMANCE AWARDS

  8.01 PERFORMANCE TARGETS.

    (a) Performance Targets. Performance Targets for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) funds from operations, (iv) pre-tax profits, (v) net earnings, (vi) return on equity or assets, (vii) gross revenues, (viii) EBITDA, (ix) dividends,
  (x) market share or market penetration or (xi) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance Targets may be in respect of the performance of the Trust and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Targets may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Targets with respect to an Award Period shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Award Period has elapsed or (ii) the date which is ninety (90) days after the commencement of the Award Period, and, in any event while the performance relating to the Performance Targets remain, substantially uncertain.

    (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Participant who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Targets have been satisfied.

  8.02 PERFORMANCE UNITS. The Committee, in its sole discretion, may grant Awards of Performance Units to Participants, the terms and conditions of which shall be set forth in an Award Agreement between the Trust and the Participant. Performance Units shall be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Targets within the Award Period, represent the right to receive payment as provided in Section 8.02(b) of the specified dollar amount or a percentage (which may not be more than 100%) thereof depending on the level of Performance Target attainment. Each Award Agreement shall specify either a fixed number of Performance Units to which it relates or a formula pursuant to which the number of Performance Units may be calculated, the Performance Targets which must be satisfied in order for the Performance Units to vest and the Award Period within which such Performance Targets must be satisfied.

    (a) Vesting and Forfeiture. Subject to Sections 8.01(b) and 8.04, a Participant shall become vested with respect to the Performance Units to the extent that the Performance Targets set forth in the Agreement are satisfied for the Award Period.

    (b) Payment of Awards. Payment to Participants in respect of vested Performance Units shall be made as soon as practicable after the last day of the Award Period to which such Award relates unless the Award Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Award Agreement. Subject to Section 8.04, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Award Period or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its sole discretion shall determine at any time prior to such payment.

  8.03 PERFORMANCE SHARES. The Committee, in its sole discretion, may grant Awards of Performance Shares to Participants, the terms and conditions of which shall be set forth in an Agreement between the Trust and the Participant. Each Award Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

    (a) Rights of Participant. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Participant; provided, however, that no Performance Shares shall be issued until the Participant has executed an Award Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Participant shall fail to execute the Award Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Trust) designated by the Committee. Except as restricted by the terms of the Award Agreement, and subject to Section 8.03(d), upon delivery of the Shares to the escrow agent, the Participant shall have, in the sole discretion of the Committee, all of the rights of a shareholder with respect to such Shares, including, without limitation, the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

    (b) Non-transferability. Subject to Section 11.04, until any restrictions upon the Performance Shares awarded to a Participant shall have lapsed in the manner set forth in Sections 8.03(c) or 8.04, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Participant. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

    (c) Lapse of Restrictions. Subject to Sections 8.01(b) and 8.04, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Targets as the Committee may, in its sole discretion, determine at the time an Award is granted.

    (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its sole discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Trust to the Participant shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Trust for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

    (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded, the Committee shall cause a stock certificate to be delivered to the Participant, free of all restrictions hereunder.

  8.04 EFFECT OF CHANGE IN CONTROL. In the event of a Change in Control:

    (a) With respect to Performance Units, unless otherwise determined by the Committee, the Participant shall (i) become vested in all Performance Units and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten
  (10) Business Days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Award Agreement.

    (b) With respect to Performance Shares, unless otherwise determined by the Committee, restrictions shall lapse immediately on all Performance Shares.

    (c) The Award Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, without limitation, provisions for the adjustment of applicable Performance Targets.

  8.05 TERMINATION. Except as provided in Section 8.04, and unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, the following provisions shall apply to Performance Awards:

    (a) Termination of Employment. Unless otherwise provided below, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not be entitled to any Performance Awards, and any Performance Shares shall be forfeited.

    (b) Disability, Death or Retirement. Unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, if a Participant's Disability Date or Termination of Employment by reason of death or retirement on or after the Normal Retirement Date or Other Retirement Date occurs following at least twelve months of participation in any Award Period, but prior to the end of an Award Period, the Participant or such Participant's Beneficiary, as the case may be, shall be entitled to receive a pro-rata share of his Performance Award as determined under Subsection (c).

    (c) Pro-Rata Payment.

      (i) Performance Units. With respect to Performance Units, the amount of any payment made to a Participant (or Beneficiary) under circumstances described in Section 8.05(b) will be the amount determined by multiplying the amount of the Performance Units payable in Shares or dollars which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment shall be made as soon as practicable after the end of the respective Award Period, and shall relate to attainment of Performance Targets over the entire Award Period.

      (ii) Performance Shares. With respect to Performance Shares, the amount of Performance Shares held by a Participant (or Beneficiary) with respect to which restrictions shall lapse under circumstances described in Section 8.05(b) will be the amount determined by multiplying the amount of the Performance Shares with respect to which restrictions would have lapsed, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. The Committee shall determine the amount of Performance Shares with respect to which restrictions shall lapse under this Section 8.05(c)(ii) as soon as practicable after the end of the respective Award Period, and such determination shall relate to attainment of Performance Targets over the entire Award Period. At that time, all Performance Shares relating to that Award Period with respect to which restrictions shall not lapse shall be forfeited.

    (d) Other Events. Notwithstanding anything to the contrary in this
  Article VIII, the Committee may, in its sole discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including, without limitation, a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions that the Participant shall have completed, at his Termination of Employment, at least one year of employment after the Date of Grant.

  8.06 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Participant's consent.

ARTICLE IX. STOCK PURCHASE AWARDS

  9.01 GRANT OF STOCK PURCHASE AWARD. The Committee, in its sole discretion, may grant Stock Purchase Awards to Participants either alone or in addition to other Awards granted under the Plan. A Stock Purchase Award shall consist of the right to purchase Shares of the Trust and to pay for such Shares either in cash or through a Purchase Loan or a combination of both, in the Committee's sole discretion. A Participant shall have until 5:00 P.M. on the twentieth
(20th) Business Day following his Offer Date to accept a Stock Purchase Award and sign an Award Agreement relating to the Stock Purchase Award.

  9.02 TERMS OF PURCHASE LOANS AND TAX LOANS.

    (a) Purchase Loan. The Trust shall provide to each Participant who accepts a Stock Purchase Award a Purchase Loan in the principal amount equal to the portion of the Stock Purchase Price designated by the Committee as not payable in cash. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be such period of time as may be determined by the Committee, in its sole discretion, but, payable in full upon Termination of Employment subject to the terms of this
  Article IX, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for payment of the Stock Purchase Price.

      (i) Interest on Purchase Loan. From the Acceptance Date until the Participant's Purchase Loan is forgiven, paid in full or otherwise satisfied in full, Interest on the outstanding balance of the Purchase Loan shall accrue and be payable quarterly in arrears on each date of payment of a cash dividend on the Shares purchased by the Participant pursuant to a Stock Purchase Award. If no quarterly cash dividend is paid on the Shares for a quarter, Interest shall accrue (without any interest thereon) on the last day of the quarter, and shall be satisfied from future cash dividends paid on such Shares as provided for in Section 9.03(b) hereof. Any accrued but unpaid Interest on a Purchase Loan shall be due on the last day of the Purchase Loan Term.

      (ii) Forgiveness of Purchase Loan. Subject to Section 9.02(a)(iii), the Committee shall have the right, in its sole discretion, at the Offer Date, to determine (i) the extent to which the Trust shall forgive the repayment of all or a portion of a Purchase Loan and (ii) the terms of such forgiveness. To the extent necessary for the forgiveness of a Purchase Loan intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms and conditions of the Purchase

    Loan shall be such that forgiveness of the Purchase Loan is contingent upon the attainment of specified Performance Targets within the Award Period, as provided for in Article VIII, and such Purchase Loan shall be treated as a Performance Award for purposes of Section 11.13(b).

      (iii) Effect a Change in Control. In the event of a Change in Control, the outstanding balance and Interest due on any Purchase Loan will be completely forgiven as of the date of such Change in Control.

    (b) Tax Loan. In order to provide a Participant cash to fulfill federal, state and local tax obligations arising as a result of the forgiveness of a Purchase Loan, the Committee may, in its sole discretion, offer a Tax Loan to a Participant subject to such terms as the Committee, in its sole discretion, determines. The Tax Loan shall be prepayable, in whole or in part, at any time and from time to time, without penalty.

      (i) Interest on Tax Loan. Each Tax Loan shall bear Interest at a rate identical to the rate of Interest charged on the Participant's Purchase Loan and shall be evidenced by a promissory note. Interest on each Tax Loan, or any balance thereof, shall accrue and be payable quarterly in arrears on the same date and in the same manner as Interest on a Purchase Loan, as provided in Sections 9.02(a)(i) and 9.03(b) of the Plan, until such Tax Loan is paid in full.

  9.03 SECURITY FOR LOANS.

    (a) Stock Power. Purchase Loans and Tax Loans granted to Participants shall be secured by a pledge of the Shares acquired with a Purchase Loan pursuant to a Stock Purchase Award. Except as the Committee may otherwise determine, such loans shall be fully recourse with respect to a Participant. The stock certificates for the Shares purchased by a Participant under the Plan shall be issued in the Participant's name, but shall be held as security for repayment of the Participant's Purchase Loan and/or any Tax Loan by the Chief Financial Officer of the Trust (or for a Stock Purchase Award made to the Chief Financial Officer, by the Chief Executive Officer) together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase Award). During the Purchase Loan Term, the Participant shall be entitled to exercise all rights applicable to such Shares, including, without limitation, the right to vote such Shares and, subject to Section 9.03(b), the right to receive dividends paid on such Shares. When the Purchase Loan and any accrued but unpaid Interest thereon has been repaid or otherwise satisfied in full, the Chief Financial Officer (or Chief Executive Officer, as the case may be) shall deliver to the Participant the stock certificates for the Shares purchased by a Participant under the Plan, other than the Shares, if any, retained as collateral for the Tax Loan under Section 9.03(c), provided the Participant executes and delivers to the Chief Financial Officer (or Chief Executive Officer, as the case may be) a substitute stock power for any stock certificates representing the portion of the Stock Purchase Award retained by the Trust to secure repayment of any Tax Loan and any accrued but unpaid Interest thereon, as provided for in Section 9.03(c) of this Plan.

    (b) Assignment of Dividends. To secure repayment of his Purchase Loan, Tax Loan and Interest, each Participant shall also execute an assignment to the Trust of all cash dividends paid on the Shares purchased by the Participant with a Purchase Loan pursuant to a Stock Purchase Award. The Trust shall deduct from each cash dividend paid by the Trust on such Shares an amount equal to the Interest due to the Trust for that quarter on the Participant's Purchase Loan, and Tax Loan, if any, and shall also deduct accrued but unpaid Interest on the Purchase and Tax Loan, such deductions to be made in the following order: (i) first to satisfy the Interest due on the Purchase Loan for that quarter, (ii) second to satisfy the Interest due on the Tax Loan for that quarter, (iii) third to satisfy any accrued but unpaid Interest on the Purchase Loan, and (iv) fourth to satisfy any accrued but unpaid Interest on the Tax Loan. To the extent that the cash dividend exceeds the total of the foregoing subsections (i) through (iv), the Trust shall distribute the remainder of the dividend to the Participant. In the event the Interest due on the Participant's Purchase Loan and Tax Loan is greater than the cash dividend paid that quarter on such Shares (or if the dividend is insufficient to repay accrued but unpaid Interest from previous quarters), such unpaid Interest shall accrue and be payable in each succeeding quarter and then in accordance with Section 9.02(a)(i) (in the case of the Purchase Loan), Section 9.02(b)(i) (in the case of the Tax Loan) and this Section 9.03.

    (c) Release and Delivery of Stock Certificates at End of Purchase Loan Term. The Trust shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Plan at the end of the Purchase Loan Term, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan, any Tax Loan and any accrued but unpaid Interest. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within ninety (90) days after the end of the Purchase Loan Term (or such longer time as the Committee, in its sole discretion, shall provide for repayment or satisfaction), the Trust shall retain a portion of Shares purchased under the Stock Purchase Award, as provided in Section 9.04(d).

    If a Participant has not paid or otherwise satisfied the balance of the Tax Loan and any accrued but unpaid Interest thereon at the end of the Purchase Loan Term, the Trust shall retain as security for repayment of the Tax Loan and any accrued but unpaid Interest thereon the stock certificates for a portion of the Shares purchased by the Participant pursuant to a Stock Purchase Award representing Shares that have a Fair Market Value (determined as of the last day of the Purchase Loan Term) equal to 200% of the outstanding balance of the Tax Loan and any accrued but unpaid Interest thereon as of the last day of the Purchase Loan Term, such stock certificates to be retained in the possession of the Chief Financial Officer, of the Trust (or the Chief Executive Officer, as the case may be) as security for repayment of such indebtedness.

    For purposes of this Section, a Participant shall be considered to have paid in full for that number of Shares acquired with a Purchase Loan determined by multiplying the number of Shares covered by a Stock Purchase Award by a fraction, the numerator of which is the sum of (i) the cumulative amount of the Purchase Loan principal which has been forgiven under Section 9.02(c) on the date such calculation is made and (ii) the portion of the Purchase Loan, if any, which has been prepaid by such date, and the denominator of which is the original principal amount of the Purchase Loan.

    In the event of a Participant's Termination of Employment prior to the end of the Purchase Loan Term, the stock certificates for the Shares purchased by the Participant pursuant to a Stock Purchase Award shall be released and delivered to the Participant (or his Beneficiary) or retained by the Trust, depending upon whether the Participant has repaid the balance of the Purchase Loan, Tax Loan and any accrued but unpaid Interest on the Purchase and Tax Loans, in accordance with Section 9.04 of this Plan.

    (d) Release and Delivery of Stock Certificates during Purchase Loan
  Term. On January 31 of each year of a Purchase Loan Term, the Trust shall release and deliver to each Participant certificates for a portion of the Shares purchased by a Participant pursuant to a Stock Purchase Award, provided that such Participant is employed by the Trust as of such date. The Trust shall retain as security for repayment of the Purchase Loan, the Tax Loan and any accrued but unpaid Interest thereon, a portion of the Shares purchased by a Participant having a Fair Market Value (determined as of January 30 of each year of the Purchase Loan Term) equal to 200% of the outstanding balance of the Purchase Loan, Tax Loan and any accrued but unpaid Interest thereon as of January 31 of each year during the Purchase Loan Term. Certificates representing the remaining Shares purchased pursuant to a Stock Purchase Award shall be delivered to such Participant. A Participant shall not transfer, sell or otherwise dispose of Shares released pursuant to this Section during the remainder of the Purchase Loan Term; provided, however, that such Shares may be pledged as collateral for other indebtedness of the Participant; provided, further, however, that in the event of a Change in Control, all such transfer restrictions on such Shares shall lapse.

  9.04 TERMINATION OF EMPLOYMENT.

    (a) Termination of Employment by Death or Disability. On the Offer Date, the Committee, in its sole discretion, may provide for the forgiveness of a Purchase Loan as of the date of Participant's Termination of Employment by reason of death or Disability, in such an amount of the original principal amount of the Purchase Loan as the Committee shall designate; provided that the Participant (or his Beneficiary, in the case of the Participant's death) shall first tender to the Trust within one hundred and eighty (180) days of such Termination of Employment: (i) the amount of the Trust's minimum withholding tax obligation which would be created as a result of the forgiveness of the Purchase Loan and (ii) the amount of the balance of Participant's Purchase Loan, Tax Loan and any accrued but unpaid Interest on such Loans.

    (b) Termination of Employment by Voluntary Resignation or Without
  Cause. In the event of a Participant's Termination of Employment by voluntary resignation, the Participant shall repay to the Trust the entire balance of the Purchase Loan, the Tax Loan and any accrued but unpaid Interest on such Loans, which shall be deemed immediately due and payable, within ninety (90) days of the date of Participant's Termination of Employment by voluntary resignation. In the event of a Participant's Termination of Employment by the Trust without Cause, the Participant shall be obligated to repay the balance of the Purchase Loan, Tax Loan and any accrued but unpaid Interest on the Purchase and Tax Loans within twelve
  (12) months of the date of Participant's Termination of Employment.

    (c) Termination of Employment for Cause. In the event of a Participant's Termination of Employment for Cause, the Participant's Purchase Loan, Tax Loan, and accrued but unpaid Interest on such Loans, shall become due and payable immediately upon the date of such Participant's Termination of Employment.

    (d) Retention of Stock Purchase Award. If a Participant fails to repay the balance of the Purchase Loan, Tax Loan and accrued but unpaid Interest on the Purchase and Tax Loans within the applicable time periods as provided in the Participant's promissory notes and in this Section 9.04, the Trust shall retain that portion of the Shares acquired through a Stock Purchase Award which has a Fair Market Value (as of the last day of such applicable time period) equal to the sum of the outstanding principal balance of Participant's Purchase Loan and Tax Loan and accrued but unpaid Interest on the Purchase and Tax Loans, and the Trust shall be obligated to distribute to the Participant stock certificates for only that portion of the Stock Purchase Award which is equal in value to the difference between the Fair Market Value of the Shares covered by the Stock Purchase Award and the sum of the principal balance of the Participant's Purchase Loan and Tax Loan and the accrued but unpaid Interest on the Purchase and Tax Loans, such Fair Market Value and balance to be determined as of the date such Purchase Loan, Tax Loan and Interest payments are due as set forth in Participant's promissory notes and the foregoing Section 9.04.

  9.05 RESTRICTIONS ON TRANSFER. Subject to Section 11.04, no Stock Purchase Award or Shares purchased through such an Award and pledged to the Trust as collateral security for the Participant's Purchase Loan, Tax Loan and accrued but unpaid Interest thereon shall be transferable by the Participant other than by will or by the laws of descent and distribution.

ARTICLE X. NON-EMPLOYEE TRUSTEE AWARDS

  10.01 GRANT OF NON-EMPLOYEE TRUSTEE AWARDS. Each individual whose term as a Trustee continues after the date of each annual meeting of shareholders of the Trust, commencing with the 1997 annual meeting, and continuing until the date this Plan terminates, shall as of the date of each such annual meeting of shareholders be granted a Non-Employee Trustee Award consisting of an Option to purchase 2,500 Shares. The exercise price for such Options shall be the Fair Market Value of a Share on the Date of Grant. All such Options shall be designated as Non-Qualified Stock Options and shall have a ten year term. Such Options shall be fully exercisable six months after the Date of Grant, provided, however, in the event of a Change in Control, such Options shall become immediately and fully exercisable.

  If a Non-Employee Trustee's service with the Trust terminates by reason of death or Disability, any Option held by such Non-Employee Trustee may be exercised for a period of two years from the date of such termination or until the expiration of the Option, whichever is shorter. If a Non-Employee Trustee's service with the Trust terminates other than by reason of death or Disability, under mutually satisfactory conditions, any Option held by such Non-Employee Trustee may be exercised for a period of one year from the date of such termination, or until the expiration of the stated term of the Option, whichever is shorter. All applicable provisions of the Plan not inconsistent with this Section 10.01 shall apply to Awards granted to Non-Employee Trustees; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Options granted under this
Section 10.01 to the extent that such discretion is inconsistent with Exchange Act Rule 16b-3.

  10.02 PAYMENT OF ANNUAL RETAINER. During the term of this Plan, each Non-Employee Trustee shall have the option of receiving his Annual Retainer in cash or Shares or a combination of both. Each Non-Employee

Trustee shall be required to make an annual irrevocable election regarding the form of payment of his Annual Retainer. The election must be in writing and must be delivered to the Secretary of the Trust on or before the date on which the amount of the Annual Retainer for a year is determined; provided, however, that for the Trust's 1997 fiscal year an election with respect to the form of payment of the Annual Retainer was made on December 31, 1996, and the Annual Retainer Payment Date for such fiscal year shall be June 30, 1997. If no election is made with respect to a year, a Non-Employee Trustee's Annual Retainer for such year will automatically be paid in Shares. The Annual Retainer for a year shall be paid to the Trustees on the Annual Retainer Payment Date for such year. The total number of Shares to be issued to a Non-Employee Trustee who receives Shares pursuant to this Section 10.02 shall be determined by dividing the dollar amount of the portion of the Annual Retainer payable in Shares for a particular year by the Fair Market Value of a Share on the Business Day immediately preceding the Annual Retainer Payment Date. In no event shall the Trust be required to issue fractional Shares. Whenever under the terms of this Section a fractional Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Fair Market Value of such fractional Share. Shares issued pursuant to this Section shall not be transferable for three years from the date of their issuance, provided, however, in the event of a Change in Control all such restrictions on such Shares shall lapse.

ARTICLE XI. TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

  11.01 PLAN PROVISIONS CONTROL AWARD TERMS EXCEPT UPON TERMINATION.

    (a) Termination. An employment or other agreement, if applicable, between a Participant and the Trust shall govern with respect to the terms and conditions applicable to Awards granted to such Participant under the Plan upon a Termination of Employment; provided, however, that to the extent necessary for an Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms of the Plan shall govern the Award; and, provided further, that the Committee shall have reviewed and, in its sole discretion, approved the employment or other agreement.

    (b) Plan Provisions Control Generally. Except as provided in Section 11.01(a), the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Award under the Plan which is contrary to any provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Award, the terms of the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 3.01(b),
  Section 8.06 or Section 11.03 or unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the Participant.

  11.02 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Trust and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award. If there is any conflict between the provisions of an Award Agreement and the terms of the Plan, the terms of the Plan shall control.

  11.03 MODIFICATION OF AWARD AFTER GRANT. Except as provided in Section 3.01(b) or Section 8.06, or unless otherwise provided by the Committee, in its sole discretion, in the Award Agreement, no Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Trust and the Participant; provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

  11.04 LIMITATION ON TRANSFER. The rights and interest of a Participant in any Award under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution or, in the Committee's sole discretion, pursuant to a domestic relations order (within the meaning of Exchange Act Rule 16a-12). During the lifetime of a Participant, and except as the preceding sentence provides, only the Participant personally may exercise rights under the Plan. Except as otherwise specifically provided in the Plan, a Participant's Beneficiary may exercise the Participant's rights only to the extent they were exercisable under the Plan at the date of the death of the Participant and are otherwise currently exercisable.

  11.05 TAXES. The Trust shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Trust with respect to any amount payable and/or Shares issuable under such Participant's Award, or with respect to any income recognized upon the lapse of restrictions applicable to an Award or upon a disqualifying disposition of Shares received pursuant to the exercise of an Incentive Stock Option, and the Trust may defer payment or issuance of the cash or Shares upon the grant, exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. The Committee shall prescribe in each Award Agreement one or more methods by which the Participant will be permitted to satisfy his tax withholding obligation, which methods may include, without limitation, the payment of cash by the Participant to the Trust and the withholding from the Award, at the appropriate time, of a number of Shares sufficient, based upon the Fair Market Value of such Shares, to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have Shares withheld from an Award to meet such withholding obligations.

  11.06 CHANGES IN CAPITALIZATION.

    (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other securities with respect to which Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other securities with respect to which Awards may be granted to any Participant during any calendar year, (iii) the number and class of Shares or securities which are subject to outstanding Awards granted under the Plan and the purchase price therefor, if applicable, and
  (iv) the Performance Targets.

    (b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including, without limitation, any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

    (c) If, by reason of a Change in Capitalization, a Participant shall be entitled to exercise an Award with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award, as the case may be, prior to such Change in Capitalization.

    (d) No adjustment of the number of Shares available under the Plan or to which any Award relates that would otherwise be required under this Section shall be made unless and until such adjustment either by itself or with other adjustments not previously made under this Section would require an increase or decrease of at least 1% in the number of Shares available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section which otherwise would not result in a Minimum Adjustment shall be made with respect to Shares relating to any Award immediately prior to exercise of such Award. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

  11.07 LOANS. The Trust shall be entitled, if the Committee in its sole discretion deems it necessary or desirable, to lend money to a Participant for purposes of (a) exercising his rights under an Award hereunder or (b) paying any income tax liability related to an Award; provided, however, that Non-Employee Trustees shall not be eligible to receive such loans. Such a loan shall be evidenced by a promissory note payable to the order of the Trust executed by the Participant and containing such other terms and conditions as the Committee may deem desirable.

  11.08 SURRENDER OF AWARDS. Any Award granted to a Participant under the Plan may be surrendered to the Trust for cancellation on such terms as the Committee and such Participant approve.

  11.09 NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Trust.

  11.10 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Trust, except as may be provided under the terms of such plans or determined by resolution of the Trustees.

  11.11 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the District of Columbia other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

  11.12 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Trust, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

  11.13 INTERPRETATION.

    (a) Rule 16b-3. The Plan is intended to comply with Exchange Act Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Trustees are authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Exchange Act Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Exchange Act Rule 16b-3.

    (b) Section 162(m) of the Code. Unless otherwise expressly stated in the relevant Award Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code (except that, in the event of a Change in Control, payment of Performance Awards to a Participant who remains a "covered employee" with respect to such payment within the meaning of Section 162(m)(3) of the Code may not qualify as performance-based compensation). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Trustees or the Committee in any manner so that certain provisions of the Plan or any Performance Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

  11.14 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

  11.15 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

  11.16 REGULATIONS AND OTHER APPROVALS.

    (a) The obligation of the Trust to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including, without limitation, all applicable federal and state securities laws, and the obtaining of such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    (b) Each Award is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issues, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

    (c) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Trust in writing that the Shares acquired by the individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

  11.17 CONSTRUCTION. Whenever used herein, nouns in the singular shall include the plural and the masculine pronouns shall include the feminine gender.

  11.18 POOLING TRANSACTIONS. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Trust to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, without limitation, (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Award, (ii) providing that the payment or settlement in respect of any Award be made in the form of cash, Shares or securities of a successor or acquirer of the Trust, or a combination of the foregoing, (iii) postponing or deferring the forgiveness of any Loan hereunder, and (iv) providing for the extension of the term of any Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Award.

  11.19 AMENDMENT AND TERMINATION.

    (a) Amendment. The Trustees shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate: provided, however, that the Trustees shall not, without the affirmative approval of shareholders of the Trust, make any amendment that requires shareholder approval under Section 162(m) of the Code or under any other applicable law, unless the Trustees determine that compliance therewith is no longer desired. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award; provided, however, that the Committee may, in its sole discretion, change Performance Targets as provided in Section 8.06 and make such provision in the Award Agreement for amendments which, in its sole discretion, it deems appropriate.

    (b) Termination. The Trustees shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

PROXY

                        FEDERAL REALTY INVESTMENT TRUST

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

  The undersigned, a shareholder of Federal Realty Investment Trust (the "Trust"), hereby constitutes and appoints THOMAS F. COONEY, ESQ., RON D. KAPLAN and CECILY A. WARD, or any of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act at the Annual Meeting of Shareholders of the Trust to be held at Woodmont Country Club, 1201 Rockville Pike, Rockville, Maryland on Wednesday, May 6, 1998 at 10:00 a.m., or at any adjournment thereof, with respect to all of the Common Shares of Beneficial Interest of the Trust which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, on the following matters.

  The undersigned hereby ratifies and confirms all that the aforesaid attorneys and proxies may do hereunder.

                        (TO BE SIGNED ON REVERSE SIDE)

                                                     SEE REVERSE SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.


   This Proxy when properly executed will be voted as directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

                            FOR      WITHHELD
1. Election of                                   Dennis L. Berman,
   Trustees:                [ ]        [ ]       Kristin Gamble

The Board of Trustees unanimously recommends a vote FOR the two Nominees.

For all, except as otherwise indicated (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST.)

2. Approval of              FOR     AGAINST     ABSTAIN
   Amendment to
   the "Amended             [ ]       [ ]         [ ]
   Plan":

The Board of Trustees unanimously recommends a vote FOR the Amendment to the "Amended Plan".

3. Approval of stock        FOR     AGAINST     ABSTAIN
   option award to the
   Chief Executive          [ ]       [ ]         [ ]
   Officer:

The Board of Trustees unanimously recommends a vote FOR the award.

4. In their discretion, on any other matters properly coming before the meeting or any adjournment thereof.




SIGNATURE(S)                                         DATE
            ----------------------------------------     ------------------
NOTE: Please sign exactly as your name(s) appear(s) hereon. If the shares are held jointly each party must sign. If the shareholder named is a corpora-tion, partnership or other association, please sign its name and add your own name and title. When signing as an attorney, executor, administrator, trustee, guardian or in any other representative capacity, please also give your full title or capacity.